UNITED STATES

SECURITIES and EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.[    ])

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

NERDWALLET, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2022

Proxy Statement

4289 8492 4029 8913
ANITA BUCK

nerdwallet

2022 Proxy Statement

April 14, 2022

Dear Stockholders:

When we made our public debut on Nasdaq in November 2021, I told our Nerds that one of the greatest responsibilities I feel as a CEO is the one I have to all of them: to build a company where every Nerd has the chance to make change for our consumers, for our financial partners, and for their careers. Every year during the annual performance cycle, I hear of so many Nerds who have lived our values, gone the extra mile, and/or who have helped us seize new opportunities. I am grateful to all of the Nerds – past and present – who have made NerdWallet into the company it is today: a global company with over 675 full-time employees providing a breadth and depth of trustworthy financial guidance that’s establishing NerdWallet as a brand to turn – and return – to for clarity and confidence for all of life’s financial decisions.

In this proxy statement, you will read about some of the ways in which we strive to create a company culture that gives every Nerd a chance to make change, including corporate governance, employee management, and ESG efforts. Day-to-day, we do this by promoting our Nerdy values and creating opportunities to celebrate success and each other. We share wins at our bi-monthly All Hands, we recognize “What Good Looks Like” winners at the team- and company-level, and, in February, we take a week for NerdLove, our annual employee appreciation program.

A hallmark of our NerdWallet community is that we also look outward. Nerds care about the world around us and how we can align our broader actions with the vision that inspires our business: a world in which everyone makes financial decisions with confidence. Last year, we launched our Corporate Social Responsibility program, The Financial Equality Project, to support the work of credit unions that lend to low-income communities in ways that can be overlooked by traditional credit scoring models. As part of this, in 2021 we established The Bay Area Impact Fund, donating directly to enable day-to-day operations with three local minority depository institutions (MDIs) in the Bay Area. We also launched a campaign to encourage other companies to bank with community development credit unions (CDCUs), starting with a $2M deposit of our own with Self-Help Federal Credit Union, where we’re earning better rates while making a positive social impact. Following our deposit, iHeart Impact Fund and The Match Group joined the effort (and – shameless plug! – if you’d like to learn more about how you or your company can join us, please reach out to socialimpact@nerdwallet.com). Looking ahead, we’re excited to continue this work and extend our impact nationally, and in 2022, we have donated directly to Inclusiv’s Racial Equity Grant Fund to support MDIs across the United States.

But every day in our work together, NerdWallet’s Nerds are motivated by helping more people in more ways. We continue to diversify our business, landing and expanding in new financial categories and countries to provide even more consumers and small and mid-sized businesses (SMBs) with our trustworthy financial guidance.

I feel fortunate every day to work with a community of people as talented, driven, and inclusive as the Nerds – and I know that together we can make an even bigger impact for our consumers and our business in the future.

With this context, I am looking forward to hosting our first annual meeting. At the meeting, you will have a chance to vote on the matters set forth in the accompanying Notice of 2022 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important! Even if you plan to participate in the Annual Meeting, please vote by internet, telephone or mail as soon as possible to ensure your vote is recorded promptly. The instructions set forth in the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card explain how to vote your shares.

On behalf of the Board of Directors, thank you for your continued support and confidence.

Sincerely,

TIM CHEN

Chief Executive Officer and Chairman of the Board

Notice of 2022 Annual Meeting of Stockholders

The accompanying proxy statement is provided in connection with the solicitation of proxies by the Board of Directors of NerdWallet, Inc. for use at the 2022 Annual Meeting of Stockholders.

The Annual Meeting is being held virtually by live webcast on Wednesday, May 25, 2022, at 10:00 a.m., Pacific Time, to conduct the following items of business:

1.

To elect five members to our Board of Directors (“Board”), each to serve until the annual meeting in 2023 and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service;

2.	To approve an amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 8,000,000; and

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022.

The accompanying proxy statement describes each of these items of business in detail. The stockholders will also act on any other business that may properly come before the Annual Meeting or any postponement, continuation or adjournment thereof. We have not received notice of any other matters that may properly be presented at the Annual Meeting.

We began mailing a Notice of Internet Availability of Proxy Materials on or about April 14, 2022 to holders of record of shares of our Class A common stock and Class B common stock at the close of business on the record date, March 31, 2022. The Notice of Internet Availability of Proxy Materials contains information on how to access this notice, the proxy statement, the form of proxy and our 2021 Annual Report to stockholders over the Internet, as well as instructions on how to request a paper copy of these materials.

Only stockholders of record at the close of business on March 31, 2022, the date established by our Board as the record date, are entitled to receive notice of, and vote at, the Annual Meeting or any postponement, continuation, or adjournment thereof.

All stockholders are invited to attend the Annual Meeting by pre-registering at www.proxydocs.com/NRDS. You will be able to attend the Annual Meeting, submit appropriate questions to our management and Board, and vote your shares during the Annual Meeting. To participate in and vote at the Annual Meeting, stockholders will need the unique control number in their Notice of Internet Availability of Proxy Materials or proxy card. Additional information regarding the Annual Meeting is included in the accompanying proxy statement.

Your vote is very important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote as soon as possible by telephone, by mail or over the Internet as described in the accompanying proxy statement.

By Order of the Board of Directors,

EKUMENE M. LYSONGE

General Counsel and Corporate Secretary

PROXY SUMMARY	1

2022 Annual Meeting of Stockholders	1

About NerdWallet	2

Human Capital Management	4

Director Nominees	6

A Highly Diverse and Skilled Board	7

Executive Compensation—A Transition Year of a New Public Company	8

Corporate Governance Highlights—Reasonable Governance With A Controlling Stockholder	9

Environmental Social and Governance (ESG)	9

Human Capital Management Highlights	12

PROPOSAL NO. 1—ELECTION OF DIRECTORS	14

BOARD MATTERS	19

Director Nominations and Appointments	19

Family Relationships	20

Oversight by Our Board of Directors	20

Board Leadership Structure—Balanced Leadership Among Chief Executive Officer and Empowered Independent Directors	21

Meetings of Our Board and Committees	21

Board and Committee Responsibilities for Risk Oversight	23

Tailored Corporate Governance Policies to Ensure Integrity and Ethical Conduct	24

Board Evaluation Process—Assisting In The Transition To A Public Company Model of Governance	25

Director Onboarding and Continuing Education—Connecting New Directors To The Company’s Unique Culture and Business, and Maintaining Key Expertise In An Evolving Regulatory and Business Landscape	26

Communications With Our Board	26

Compensation of Non-Employee Directors	27

EXECUTIVE OFFICERS	29

Named Executive Officer Compensation Tables	32

2021 Summary Compensation Table	32

Narrative Disclosure To Summary Compensation Table	33

Outstanding Equity Awards At December 31, 2021	34

Potential Payments Upon Termination of Employment or Change In Control of the Company	34

Proxy Summary

This proxy summary highlights information regarding NerdWallet, Inc. and certain information included elsewhere in this proxy statement. You should read the entire proxy statement before voting. You should also review our Annual Report on Form 10-K for the year ended December 31, 2021 for detailed information regarding the 2021 financial and operating performance of NerdWallet, Inc., including the audited financial statements and related notes included therein.

2022 Annual Meeting of

Stockholders

Date & Time Wednesday, May 25, 2022 10:00 a.m. Pacific Time	Record Date Thursday, March 31, 2022

Location Virtual Meeting - please pre-register at www.proxydocs.com/NRDS.

Only stockholders of record as of the close of business on March 31, 2022, or holders of a valid proxy, are entitled to notice of and to vote at the Annual Meeting and any postponement, continuation, or adjournment thereof.

Please Vote Today

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote promptly. Please carefully review the proxy materials and follow the instructions below to cast your vote on all of the proposals.

Voting Methods in Advance of 2022 Annual Meeting

Even if you plan to attend the Annual Meeting, please vote in advance. Make sure to have your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials and follow the instructions.

Shares Held of Record.    If you hold your shares in your own name as a holder of record with our transfer agent, Broadridge, you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.

By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)

You may also vote in person virtually by attending the meeting through www.proxydocs.com/NRDS. To attend the Annual Meeting and vote your shares, you must pre-register for the Annual Meeting and provide the control number located on your Notice or proxy card.

Vote by Internet

If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.

Vote by Telephone

If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.

Vote by Mail

If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

In Person (Virtual)

You may also vote in person by attending our Annual Meeting virtually through www.proxydocs.com/NRDS. To attend the Annual Meeting and vote your shares, you must pre-register at www.proxydocs.com/NRDS. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

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PROXY SUMMARY

Shares Held in Street Name.    If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/NRDS. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.

Proposals, Board Recommendations and Required Vote

PROPOSAL 1

Election of Director Nominees

Board Recommendation: FOR each nominee

Required Vote: Plurality of the votes cast

PROPOSAL 2

Amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan

Board Recommendation: FOR

Required Vote: Majority of the voting power of shares of stock present and entitled to vote

PROPOSAL 3

Ratification of Appointment of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for 2022

Board Recommendation: FOR

Required Vote: Majority of the voting power of shares of stock present and entitled to vote

Questions and Answers About The 2022 Annual Meeting

Please see “Questions and Answers About The Proxy Materials and 2022 Annual Meeting” for important information about the Annual Meeting, virtual meeting format, proxy materials, voting, Company documents, communications, deadlines to submit stockholder proposals and other pertinent information.

About NerdWallet

Business Overview

At NerdWallet, we empower consumers—both individual consumers and SMBs—to make smarter financial decisions with confidence via our digital platform. Technology has changed the way consumers manage their financial lives, making them more comfortable with comparing and shopping for financial products online. This change has accelerated with the dramatic growth in companies offering innovative financial products. At NerdWallet, we are leveraging this transformation to democratize access to trustworthy financial guidance—ultimately helping to improve the financial well-being of consumers and the financial services industry as a whole. As the financial services industry becomes more fragmented and complex, our value proposition as a trusted, independent platform for consumers increases.

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PROXY SUMMARY

We deliver guidance to consumers through educational content, tools and calculators, product marketplaces and the NerdWallet app. Our platform delivers unique value across many financial products, including credit cards, mortgages, insurance, SMB products, personal loans, banking, investing and student loans, and has grown to include the United Kingdom (UK) and Canadian markets with plans for further international expansion. Across every touchpoint, the cornerstone of our platform is our consumers’ trust in the independent, objective and relevant guidance we provide, free of charge.

This trusted guidance has helped us build a large, loyal and well-informed audience of consumers who turn to us as a resource for many of their money questions and to shop for the best financial products for them. We then use machine learning to present personalized options using aggregated and scalable information. As a result, we have become an attractive partner for financial services providers wanting access to high-value consumers—consumers who might not otherwise trust these financial services providers’ recommendations because their guidance is inherently biased toward their own products.

By operating at the intersection of consumers and financial services providers, NerdWallet drives value for both. Through our platform, our financial services partners can reach a substantial audience—we had 19 million Monthly Unique Users (MUUs) per month on average in 2021. After doing research on our platform, these consumers are better informed about the financial decision they’re about to make and often primed and ready to transact. When consumers are more informed about their financial decisions, they make the appropriate decisions for their needs with confidence, increasing their lifetime value to financial services providers as customers. We have also received feedback from our financial services partners that our users’ approval rates can be significantly higher than those applying through other channels. Plus, as consumers’ smart money moves expand their options, they are eager to explore additional opportunities and products they are now eligible for, driving further demand for NerdWallet’s financial services partners. To meet the standards of more informed consumers, financial services providers in turn must engage in healthy competition for consumer mindshare and develop better financial products, further improving the outcomes for consumers.

NerdWallet’s ability to serve consumers and financial services providers hinges on our position as an independent, unbiased resource. The core strength of our platform is the trust that we build with consumers and the tailored and personalized recommendations we deliver via our data science models. Our consumer-first values and consumer-centric mission permeate everything we do and have been key to building and maintaining trust—it’s the “consumer, company, team, self” value that guides our decision making and product development. Across the company, Nerds engage every day with our values and mission to democratize trusted, accessible guidance and tools, leveling the playing field for everyone.

These values will benefit us over the long-term as we build on our leadership as the place consumers turn to first for financial guidance. We have already achieved massive, top-of-funnel reach. By adhering to our consumer-first value, we will not only empower consumers to make better financial decisions, but also help our financial services partners more effectively find new customers well-suited to their products.

We have developed a consumer-first platform that empowers consumers and SMBs to make well-informed financial decisions at the right time and with confidence. The cornerstone of our platform is consumer trust in the independent, objective, and relevant guidance we provide, free of charge. Given it is incredibly difficult for any one person to be deeply knowledgeable across all areas of personal finance, we have a 100+ person editorial team that functions as the “brains” behind our guidance. Our writers and editors, who have joined us from notable publications, cover specific verticals day in and day out, and, as a result, are deeply knowledgeable about the financial areas they cover, producing high-quality and award-winning guidance. The work of our editorial team as a whole is not only a key reason consumers trust our brand and turn to us for many of their financial questions, it is also the foundation of our personalized guidance and our “nudges.” The guidance developed by our editorial team is codified by our product team to create the insights surfaced across our platform. It’s through this unique combination of human-powered guidance and machine learning capabilities that we can provide consumers with high-quality and personalized insights.

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PROXY SUMMARY

This trusted guidance has enabled us to build a large, well-informed audience, many of whom are ready to transact. Accordingly, we have become an attractive partner for financial services providers wanting to reach these high-value consumers. Today, our platform stretches across many financial products, including credit cards, mortgages, insurance, SMB products, personal loans, banking, investing and student loans.

Our platform aligns the interests of consumers and SMBs seeking financial guidance and products with the financial services providers that offer these products. A successful initial experience often leads to follow-up activity on our platform and we believe it also leads to higher customer lifetime value for the financial services providers. This alignment of interests, enabled by our unbiased and trusted guidance, benefits consumers, the financial services partners and NerdWallet.

Human Capital Management

NerdWallet is defined by its vision: a world where everyone makes financial decisions with confidence. We attract people who are passionate about bringing our mission to life and inspired by the possibility of making real change—to brighten futures, ask hard questions, usher in solutions and provide our consumers with clarity and confidence. As of December 31, 2021, we had over 675 full-time employees, of which approximately 93% are located throughout the United States and 7% are located internationally.

Response to COVID-19 and Employee Safety

At the outset of the COVID-19 pandemic in the first quarter of 2020, we closed our San Francisco office and transitioned all of our employees to a remote work environment in order to mitigate the spread of COVID-19 and comply with local shelter-in-place policies. Subsequently, in December 2020, we adopted a remote-first policy that allows for almost all roles to be remote on an ongoing basis. Many of our employees transitioned or were hired into permanent remote status and are not required to report to an office for work.

While we maintain offices in San Francisco, CA, Scottsdale, AZ, New York, NY and Norwich, UK, we continue to monitor COVID-19 pandemic developments and local conditions, adjusting our office use policies accordingly. Understanding that our employees may need additional support during the COVID-19 pandemic, we introduced new benefits: offering access to on-demand mental health support through a third-party service provider and

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PROXY SUMMARY

adding mental health days to our company calendar. In addition, we encouraged employees to take advantage of existing flexible time off policies and work with their teams to arrange for a flexible work schedule.

Our Employees and Our Culture

Our Nerds are the key to our success and the reason we believe we will achieve our mission. They are also one of our most crucial areas of investment. Our remote-first culture allows us to reach, attract and retain more diverse talent across all levels of our organization. Attracting and retaining highly-skilled, diverse talent is a key component of our burgeoning diversity, equity and inclusion efforts, and is absolutely critical to our success as a business and to fully realizing NerdWallet’s mission. Once employees are at NerdWallet, we invest in their well-being and development: We offer competitive compensation and benefits, as well as opportunities for career growth. For more information on how we invest in our Nerds, please see the section titled “Investing in Our Nerds” in the ESG discussion in this proxy statement.

At the core of our Nerdy culture are our values. They’re not just words written on a wall or printed on t-shirts, but lived and breathed every day by every Nerd: (1) Consumer, Company, Team, Self; (2) Relentless Self-Improvement; (3) Ownership; (4) Informed Risk-Taking; and (5) Open, Candid and Constructive. We measure employee performance against these company values and measure employee engagement through surveys and participation at all-hands and town hall style meetings with leadership. We’re consistently recognized as a Fortune “Best Place to Work” due to our competitive employee benefits, commitment to employee growth and empowerment, and our flexible workplace environment.

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PROXY SUMMARY

Director Nominees

Our Board has unanimously nominated and recommends a vote “FOR” each of the following nominees for election as directors to serve for a one-year term and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

TIM CHEN • Chairman of the Board

Age: 39 Director Since: 2011 Independent: No	Board Committee(s): Ex-officio Attendee; Does Not Vote Primary Occupation: Chief Executive Officer of the Company Other Public Company Boards: None

JENNIFER E. CERAN

Age: 58 Director Since: 2020 Independent: Yes	Board Committee(s): Audit Primary Occupation: Interim Chief Financial Officer of Klaviyo, Inc. Other Public Company Boards: Plum Acquisition Corp. I and Riskified Ltd.

LYNNE M. LAUBE

Age: 52 Director Since: 2020 Independent: Yes	Board Committee(s): Audit; Compensation Primary Occupation: Chief Executive Officer of Cardlytics, Inc. Other Public Company Boards: Cardlytics, Inc.

THOMAS LOVERRO

Age: 40 Director Since: 2019 Independent: Yes	Board Committee(s): Compensation Primary Occupation: General Partner and Managing Director at Institutional Venture Partners Other Public Company Boards: None

KENNETH T. MCBRIDE

Age: 54 Director Since: 2022 Independent: Yes	Board Committee(s): Audit Primary Occupation: Board Member of Auctane, previously known as Stamps.com Inc. Other Public Company Boards: None

6	PROXY STATEMENT 2022

PROXY SUMMARY

A HIGHLY DIVERSE AND SKILLED BOARD

We believe that our diverse Board has an appropriate mix of skills, expertise and experience to oversee critical matters of the Company and to represent the interests of our stockholders.

Board and Committees

Board Diversity Matrix (as of April 14, 2022)

Total Number of Directors:	5
Part I: Gender Identity	Male	Female	Non-Binary	Not Disclosed
Directors	3	2	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	4	—	—	—
Two or More Races or Ethnicities			—
LGBTQ+			—
Did Not Disclose Demographic Background			—

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PROXY SUMMARY

Executive Compensation—A Transition Year of a New Public Company

We are an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company, we have reduced disclosure and are exempt from certain requirements related to executive compensation, including the requirements to hold non-binding advisory votes on executive compensation and to provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees.

Processes and Procedures for Compensation Decisions

Our Compensation Committee is primarily responsible for establishing and reviewing our general compensation strategy. In addition, the Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves annually all compensation decisions relating to all of our executive officers, including our Named Executive Officers (as defined in “Named Executive Officer Compensation Tables” below). The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers, other than himself. Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers.

Key elements of our compensation program for Named Executive Officers are set forth below.

Compensation Element	Brief Description	Objectives

Base Salary	Fixed cash compensation	Attract and retain key executives

Equity Awards	Restricted Stock Units (RSUs); and Stock options	Enhance alignment with stockholders Multiple award types provide diverse incentives

Change of Control and Severance Policy

Lump sum payment of base salary that would have been earned during the applicable severance period;

Payment of, or reimbursement for, continued healthcare coverage under COBRA for the applicable severance period; and

In the event of a change of control, acceleration of vesting of time-based awards.

Motivate executives to drive business success independent of the possible occurrence of any transaction

Maximize stockholder value by retaining key personnel during actual or rumored transactions

Enhance the Company’s ability to attract/retain key executives

Pre-established severance benefits can also limit one-off negotiations at the time of each executive termination

Key elements of our compensation governance for our Named Executive Officers are set forth below.

WHAT WE DO
✓ Stock Ownership Principles
✓ Use Independent Compensation Consultant
✓ Anti-hedging policy, applicable to directors and employees

WHAT WE DON’T DO
× No Employment Agreements
× No Excise Tax Gross-Ups on Change in Control
× No Excessive Perquisites

Please see “Named Executive Officer Compensation Tables” and the related narrative disclosure for more information regarding the compensation of our Named Executive Officers.

8	PROXY STATEMENT 2022

PROXY SUMMARY

Corporate Governance Highlights—Reasonable Governance with A Controlling Stockholder

Key elements of our governance are set forth below.

Executive sessions of non-management directors and at least an annual executive session of independent directors	Regular evaluation of director compensation

Beginning in 2021, annual Board and Committee self-evaluations by an outside facilitator	Director onboarding program and continuing director education

Strong Board diversity	Periodic review of Committee charters and key governance policies

Detailed strategy and risk oversight by Board and Committees	Commitment to fostering a diverse and inclusive workplace

No director overboarding	Significant engagement with key employees across functional areas, including senior management

Environmental, Social, and Governance (ESG)

NerdWallet recognizes the importance of operating our business in a responsible and socially-conscious manner that is aligned with our vision: a world where everyone makes financial decisions with confidence. At the same time, we believe this impact starts within our own four walls; to that end, supporting our Nerds and bringing accountability and integrity to all of our business practices are ESG priorities. As a newly public company, we’re excited to expand our social impact—which has always been at the heart of our company vision—through the implementation of our new ESG program.

Materiality Assessment

To provide focus for our ESG program’s first year, NerdWallet recently completed its inaugural ESG materiality assessment, through which we solicited feedback from a variety of key internal and external stakeholders. The results of this effort have allowed us to identify key ESG value drivers important to our company and to our external stakeholders. As an “internet and media services” company with a distributed workforce and a limited operational footprint, we identified key social topics and governance topics to focus on this year.

Based on this materiality assessment, as well as the areas in which we believe we can make the greatest impact, we’ve chosen to prioritize ESG efforts in three key areas: Achieving Our Vision, Investing in Our Nerds, and Building a Socially Responsible Business.

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PROXY SUMMARY

ESG Priorities

Achieving Our Vision—By providing access to trustworthy and knowledgeable financial guidance, we help improve the financial well-being of consumers and SMBs. Plus, we are building on this vision through our Corporate Social Responsibility (CSR) platform to more effectively support those who have been traditionally locked out of the financial system.

•

Empowering Consumers & SMBs: NerdWallet exists to help consumers and SMBs make better financial decisions, find better products and get back to living their best lives. We provide trustworthy financial guidance to millions of consumers and SMBs every month, helping them with a variety of financial decisions, from navigating the extension of student loan forbearance to finding an SMB loan to getting started with ESG investing and more.

•

Helping Unlock Equal Economic Opportunity: Our CSR program champions the work of community development credit unions (CDCUs) that serve low-income communities by providing access to equitable financial products and services. We do this by both banking our own dollars with CDCUs and encouraging other companies to do the same through our “Movement to Advance Financial Equality” campaign; by directly supporting day-to-day operations of CDCUs with minority depository institution (MDI) designations via grants; and by offering pro bono support for social impact projects that advance this initiative.

Investing in Our Nerds—Our Nerds are our most important asset, and efforts to attract, retain and develop them, as well as to mobilize them to engage within the larger community, are integral to our ESG program.

•

Diversity, Equity & Inclusion (DEI): DEI efforts are a priority, and we view progress in this area as critical to our success as a business. NerdWallet aspires to provide consumers and SMBs with the confidence they need to live their best lives—however they identify. For our Nerds, this means fostering an inclusive culture that allows them to grow their skills, contribute and thrive with the confidence of belonging. We have several programs dedicated to building a diverse and inclusive environment, including a remote workforce talent acquisition strategy designed to increase diverse candidates and bi-annual pay equity reviews facilitated by a third-party platform, among others.

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PROXY SUMMARY

•

Employee Recruitment & Development: We encourage our employees to seek out professional development opportunities and, to that end, provide them with a yearly education stipend. In addition, we provide in-house opportunities for career development and training. To help us maintain an engaged and productive workforce, we undertake bi-annual review cycles. We also regularly solicit feedback via employee engagement surveys to assess employee morale.

•

Community Engagement: Community engagement is core to our employee experience, and we encourage employee participation in a variety of ways: We offer 8 hours off every quarter for volunteering, two company-wide activism days every year and a charitable donation match program through which we match up to $1,000 of employee donations per calendar year.

Building a Socially Responsible Business—Protecting consumers, as well as our Nerds, and staying accountable to our standards of conduct are paramount to the success of our ESG program.

•

Business Ethics: We have adopted a code of business conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code of business conduct.

•

Editorial Integrity: We build and establish trust by offering guidance that is credible, consistent and grounded in our consumer-first values. Our editorial team is made up of writers and editors who have worked at publications including Bloomberg and The Wall Street Journal and are deeply knowledgeable about personal finance. They maintain editorial independence from our business teams and do not recommend products based on business relationships.

•

Responsible Marketing: We develop marketing materials that clearly and honestly communicate the value of our products and services and we consistently aim to improve the inclusivity of our marketing materials to ensure they are reflective of the general diversity of the U.S. population (e.g. race, gender, and sexual orientation and identity). Our focus in this area informs a variety of marketing decisions, including the actors and directors we work with, as well as the vendors we hire.

•

Cybersecurity and Data Privacy: Cybersecurity and data privacy are critical to maintaining customer trust and retention. We align ourselves with ISO 27001 standards to ensure we comply with best practices and partner with industry experts to keep consumer data secure. As we continue to innovate to meet the needs of consumers and SMBs, we use an agile methodology and secure software development lifecycle to reduce the possibility for code vulnerabilities.

•

Environmental Considerations: We recognize the importance of climate change and the heightened interest in companies’ environmental footprints. As we employ a geographically distributed workforce with flexible work from home policies, we understand our operational footprint to be minimal. As we evolve our environmental program and strategy, we look forward to sharing our learnings and progress.

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PROXY SUMMARY

Board Oversight of ESG

Our Board is committed to overseeing NerdWallet’s efforts to integrate ESG principles and practices throughout the organization and the development of an ESG strategy. In 2022 an ESG Committee of the Board was formed that is responsible for managing the development and execution of our ESG strategy. The ESG Committee of the Board will form an Executive ESG Committee that will be responsible for managing the development and execution of our ESG strategy. Our ESG Steering/Working Committee is comprised of delegates representing a cross-section of our organization, including members of our human resources, legal, information technology, investor relations and financial teams, and is involved in policy planning, day to day implementation and the coordination of corporate-wide ESG efforts, and is overseen by the Executive ESG Committee. An overview of our structure and breakdown of responsibilities can be found below.

As we continue to implement and evolve our ESG efforts, we’re committed to sharing our progress. We intend to publish an annual ESG report on our Investor Relations website at https://investors.nerdwallet.com.

Human Capital Management Highlights

Our Culture and Engagement. Core to our culture is our commitment to our values; (1) Consumer, Company, Team, Self; (2) Relentless Self-Improvement; (3) Ownership; (4) Informed Risk-Taking; and (5) Open, Candid and Constructive. We measure employee performance against these company values and measure employee engagement through surveys, and participation at all-hands and town hall-style meetings with leadership.

Compensation. NerdWallet offers market-competitive compensation to attract employees and a pay-for-performance philosophy to engage and retain our employees. We want our employees to feel invested in the future of NerdWallet by offering equity-based compensation upon hire and through annual performance equity grants.

Pay Equity. We use a third party platform to analyze our employee salaries for gaps based on race or gender. This analysis happens at least twice a year during our compensation cycle, and we take action when discrepancies emerge.

Remote Work. Many of our employees transitioned or were hired into permanent remote status and as of December 31, 2021 are not required to report to an office for work. We have embraced this change and continue to evolve our practices for employees to be their most productive and engaged working outside of a traditional office environment.

12	PROXY STATEMENT 2022

PROXY SUMMARY

Awards and Recognition

In 2021 we reached important milestones and received various awards, as listed below, which we believe are indicative of the culture, workplace and products we are building at NerdWallet.

13

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Proposal No. 1—Election of Directors

Our Board currently has five members and all of the current directors are being nominated for election at the Annual Meeting to hold office until the next annual meeting and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service. All of our director nominees were previously elected by our stockholders, except for Kenneth T. McBride, who was appointed to the Board effective April 1, 2022. The Board has determined that all of the director nominees are independent, except for Mr. Chen, who is not considered independent due to his position as our Chief Executive Officer. There are no family relationships among any of the directors, director nominees and executive officers. Each nominee has agreed to serve, if elected. If any nominee declines or is unable to accept such nomination or is unable to serve, an event which we do not expect, the Board reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees and the size of the Board. In this event, the proxy holders may vote, in their discretion, for any substitute nominee proposed by the Board. We have presented below biographical information regarding each nominee. This biographical information is supplemented by additional information regarding the particular experiences, qualifications, attributes and skills that led the Board to conclude each nominee should serve on the Board. This additional information is set forth under “Proxy Summary—A Highly Diverse and Skilled Board.”

Nominees

Tim Chen (Chairman of our Board)	Jennifer E. Ceran	Lynne M. Laube

Thomas Loverro	Kenneth T. McBride

Snapshot of Director Nominees

Our director nominees exhibit a mix of skills, experience, diversity and perspectives:

14	PROXY STATEMENT 2022

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Recommendation

Our Board unanimously recommends that you vote “FOR” the election of each of the director nominees.

Director Background and Qualifications

Director Nominees

DIRECTOR SINCE: 2011 AGE: 39 COMMITTEES: None SKILLS:

Tim Chen

Chief Executive Officer | Chairman of the Board

Mr. Chen has served as our Chief Executive officer since 2009, as a member of our Board of Directors since December 2011 and as a Chairman of our Board of Directors since September 2021. Prior to founding the Company, Mr. Chen worked at JAT Capital Management, L.P. and Perry Capital as an Investor and at Credit Suisse as an Equity Research Associate. Mr. Chen holds a B.A. in Economics from Stanford University. We believe Mr. Chen is qualified to serve on our Board of Directors due to his perspective and experience from serving as our Co-Founder and Chief Executive Officer, as well as his experience in the finance industry.

OTHER PUBLIC BOARDS

None

CEO Leadership	Financial Acumen	Risk Management	Marketing	IT & Cybersecurity

Public Company Board Experience	Operations & Strategy	Corporate Governance	Former CEO	Diversity

15

PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR SINCE: 2020 AGE: 58 COMMITTEES: Audit SKILLS:

Jennifer E. Ceran

Director

Ms. Ceran has been a member of our Board of Directors since 2020. Ms. Ceran is the interim CFO of Klaviyo, a role she has held since November 2021. Ms. Ceran served as Chief Financial Officer of Smartsheet Inc. from September 2016 until January 2021. Prior to joining Smartsheet, Ms. Ceran served as the Chief Financial officer of Quotient Technology, Inc., an online marketing platform, from September 2015 to September 2016. From 2012 to September 2015, Ms. Ceran served as Vice President of Finance at Box, Inc., a cloud content management platform. From 2003 to 2012, Ms. Ceran served in various leadership roles at eBay Inc., a global commerce and payments platform, including as Vice President of Investor Relations, Vice President of Financial Planning and Analysis, and Vice President and Treasurer. Ms. Ceran is a member of the board of directors of Klaviyo, Plum Acquisition Corp. I, and Riskified Ltd, and she serves as the Chair of the Audit Committee of the latter two companies. Ms. Ceran holds a B.A. in Communications and French from Vanderbilt University, and an M.B.A. in Finance and Accounting from the University of Chicago, Booth School of Business. Ms. Ceran brings to our Board of Directors valuable financial and business expertise through her years of experience as a Chief Financial Officer with publicly traded companies. Ms. Ceran provides an important role in leading the Board of Directors’ activities on financial and auditing matters, as well as collaborating with our independent registered public accounting firm and management team.

OTHER PUBLIC BOARDS

Plum Acquisition Corp. I and Riskified Ltd.

CEO Leadership	Financial Acumen	Risk Management	Marketing	IT & Cybersecurity

Public Company Board Experience	Operations & Strategy	Corporate Governance	Former CEO	Diversity

16	PROXY STATEMENT 2022

PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR SINCE: 2020 AGE: 52 COMMITTEES: Audit Compensation SKILLS:

Lynne M. Laube

Director

Ms. Laube has been a member of our Board of Directors since 2020. She has served as the Chief Executive officer of Cardlytics, Inc. since May 2020 and as a director of Cardlytics, Inc., since 2008. Prior to that Ms. Laube served as the Chief Operating officer of Cardlytics, Inc., a role she held since 2008. From 1994 to 2008, Ms. Laube held various positions at Capital One, including as a Vice President. Ms. Laube started her career at Bank One Corporation, where she specialized in operations analysis. Ms. Laube holds a B.S. in Finance and Marketing from the University of Cincinnati. Ms. Laube’s extensive experience in the financial industry, and in analytics and operations, brings a valuable perspective to our Board, along with her experience as a Chief Executive Officer.

OTHER PUBLIC BOARDS

Cardlytics, Inc.

DIRECTOR SINCE: 2019 AGE: 40 COMMITTEES: Compensation SKILLS:

Thomas Loverro

Director

Mr. Loverro has been a member of our Board of Directors since 2019. Mr. Loverro is currently a General Partner and Managing Director at Institutional Venture Partners (“IVP”), a role he has held since 2019. Prior to that Mr. Loverro served as a Principal at IVP. Prior to joining IVP in 2015, Mr. Loverro was a Principal at RRE Ventures. Mr. Loverro holds a B.A. from Stanford University, where he graduated with Distinction, and a M.B.A. from Northwestern University, Kellogg School of Management. Mr. Loverro’s years of experience in venture capital investing and his insights in building businesses provide a valuable perspective to our Board.

OTHER PUBLIC BOARDS

None

CEO Leadership	Financial Acumen	Risk Management	Marketing	IT & Cybersecurity

Public Company Board Experience	Operations & Strategy	Corporate Governance	Former CEO	Diversity

17

PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR SINCE: 2022 AGE: 54 COMMITTEES: Audit SKILLS:

Kenneth T. McBride

Director

Mr. McBride has been a member of our Board of Directors since 2022. Mr. McBride served as the Chief Executive Officer of Stamps.com Inc. from August 2001 to November 2021 and as Chairman of the Board of Stamps.com Inc. from January 2012 to November 2021. Previously at Stamps.com Inc., he served as President from 2001 until January 2012 and as Chief Financial Officer from August 2000 to January 2004. From May 2015 through November 2018, Mr. McBride served on the Board of Directors of CafePress Inc., a pioneer in the customized retail products industry. From August 2012 through January 2014, Mr. McBride served on the Board of Directors of LegalZoom.com, Inc., a provider of Internet-based legal services for small businesses and consumers, where he also served as the Chairman of the Audit Committee and as a member of the Compensation Committee. Mr. McBride holds a B.S.E.E., with honors, and an M.S.E.E. in Electrical Engineering from Stanford University. Mr. McBride also holds an M.B.A from the Graduate School of Business at Stanford University.

OTHER PUBLIC BOARDS

None

CEO Leadership	Financial Acumen	Risk Management	Marketing	IT & Cybersecurity

Public Company Board Experience	Operations & Strategy	Corporate Governance	Former CEO	Diversity

18	PROXY STATEMENT 2022

BOARD MATTERS

Board Matters

Director Nominations and Appointments

Our Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. In assessing director candidates to fulfill the foregoing, our Board considers those factors it deems appropriate in the context of the needs of the Company and the overall composition of our Board. These factors include the individual’s age, skills, diversity of experience and other background (including gender and race/ethnicity), demonstrated leadership, the ability to exercise sound judgment and, as applicable, independence. Our Board selects nominees for election as directors at each annual meeting of stockholders. Our Board evaluates candidates to fill any vacancies during the year on a similar basis.

Mr. James D. Robinson, III, a long-standing member of our Board, announced his retirement from the Board effective as of March 31, 2022. We are grateful for Mr. Robinson’s counsel and insight during his many years of service on our Board. Following Mr. Robinson’s resignation, the Board appointed Kenneth T. McBride to serve as a member of the Board effective as of April 1, 2022.

Our Board considers candidates from any reasonable source, including recommendations from our existing directors, management, stockholders and any third-party search firms engaged, and does not evaluate candidates differently based on the source of the recommendation.

Stockholders may recommend director candidates for consideration by our Board by giving written notice of the recommendation to the Corporate Secretary, mailed to: 55 Hawthorne Street, 11th Floor, San Francisco, California 94105.

Director Qualifications—A Balanced, Skilled Board Serving the Long-Term Interests of the Company and Its Stockholders

Our Board believes that all Board members should possess all of the following personal characteristics:

•	Integrity: Directors should demonstrate high ethical standards and integrity in their personal and professional dealings;

•	Accountability: Directors should be accountable for their decisions as directors;

•	Judgment: Directors should possess the ability to provide wise and thoughtful counsel on a broad range of issues;

•	Responsibility: Directors should interact with each other in a manner which encourages responsible, open, challenging and inspired discussion; and

•	High Performance Standards: Directors should have a history of achievements that reflects high standards for themselves and others.

The Company believes that each of the directors nominated has a reputation for strong character and integrity and that our directors have worked cohesively and constructively with each other and with management of the Company. The directors further have each demonstrated business acumen and an ability to exercise sound judgment.

Our Board also reflects a broad array of knowledge, experience, skills, backgrounds and other attributes, including diversity, as described under “Proxy Summary—A Highly Diverse and Skilled Board.”

19

BOARD MATTERS

Director Independence and Impact of Controlled Company Status

Our shares of Class A common stock are listed on the Nasdaq Global Market. We are a “controlled company” under the Nasdaq Listing Rules because Tim Chen, our Chairman and Chief Executive Officer, and his affiliated trusts control a majority of the voting power of our outstanding capital stock. Given our Board’s size, nominating and governance matters are addressed by the full Board instead of by a select committee. However, we have an Audit Committee composed solely of independent directors as required by Nasdaq Listing Rules. Furthermore, our Board has also determined to have a Compensation Committee (although we are not required to have one) also composed of independent directors. If at any time we cease to be a “controlled company” under the Nasdaq Listing Rules, our Board will take all action necessary to comply with the applicable rules of the Nasdaq stock exchange, including establishing certain committees composed entirely of independent directors, subject to a permitted “phase-in” period.

Our Board recently undertook its annual review of director independence in accordance with the applicable Nasdaq listing rules. The independence rules include a series of objective tests, including that the director is not employed by us and has not engaged in various types of business dealings with us. In addition, our Board must make a determination as to each independent director that no relationship exists which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors regarding each director’s business and personal activities as they may relate to us and our management.

Our Board has determined that each of Mses. Ceran and Laube and Messrs. Loverro and McBride are “independent directors” as such term is defined by the applicable Nasdaq Listing Rules. In addition, after considering all of the relevant facts and circumstances, our Board has determined that each of: (1) Mses. Ceran and Laube and Mr. McBride for purposes of service on our Audit Committee, and (2) Ms. Laube and Mr. Loverro, for purposes of service on our Compensation Committee, qualifies as “independent” in accordance with the additional independence rules established by the SEC and the Nasdaq stock exchange for such committees.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Oversight by Our Board of Directors

Our Board has general oversight responsibility for the business and affairs of the Company. The directors, in exercising their duties, represent and act on behalf of the stockholders. Our Board serves as the ultimate decision-making body of the Company, except for those matters reserved to (or shared with) our stockholders. Our Board is responsible for overseeing management, which is, in turn, responsible for the operations of the Company. Although our Board does not have responsibility for our day-to-day management, it stays regularly informed about our business and provides guidance to management through periodic meetings and other informal communications. Our Board’s primary areas of focus include strategy, finance, leadership development, risk management, along with ESG, as well as evaluating management and guiding changes as circumstances warrant. As described below, significant additional responsibilities are delegated to committees, which report to our Board on their activities and actions on a regular basis. The committees include our Audit Committee and Compensation Committee. Beginning in 2022, our Board will perform an annual performance review of our Board and its committees.

20	PROXY STATEMENT 2022

BOARD MATTERS

Board Leadership Structure—Balanced Leadership Among Chief Executive Officer and Empowered Independent Directors

Our Board operates under the leadership of our Chairman and Chief Executive Officer, Tim Chen. Our Board believes that combining the roles of Chairman and Chief Executive Officer at this time fosters accountability, effective decision-making and alignment between the Board and our senior management. Our Board believes that Mr. Chen, as a Company executive, co-founder and our controlling stockholder, is best suited to serve as Chairman and guide the strategic priorities of the Company in light of his substantial experience, and his in-depth knowledge of our Company and industry. In addition, our Board believes Mr. Chen is uniquely well-positioned to leverage the in-depth knowledge and perspective gained in his executive capacity to lead the Board and to utilize these powers effectively to best serve the Company and our stockholders.

Our Board has carefully considered its leadership structure and believes that the Company and its stockholders are best served by maintaining the flexibility to have any director serve as Chairman and periodically evaluate whether to have an independent lead director. Our Board recognizes the increasing utilization of non-executive chairmen and lead directors in many public companies. However, our Board believes its current leadership structure is most appropriate for us as a controlled company and best serves the stockholders of the Company.

There is no “one size fits all” approach to ensuring independent leadership. Our Board believes that its four independent directors are empowered, deeply engaged and provide significant independent leadership and direction given their executive and Board experience. The independent directors are members of our Audit and Compensation Committees, which collectively oversee critical matters of the Company. When our non-management or independent directors meet in executive sessions, our Audit Committee chair generally presides over such sessions. The independent directors further have access to independent advisors as they deem appropriate. Management supports this oversight role through its tone-at-the-top and open communication.

Meetings of our Board and Committees

Our Board and committees meet throughout the year at regularly scheduled meetings and informational sessions, and also hold special meetings and act by written consent as appropriate. The non-management directors hold executive sessions to meet without management present, generally at regularly scheduled Board meetings as well as other times that such directors deem necessary or appropriate. The independent directors meet in executive session at least once per year.

Directors are expected to attend the annual meeting of stockholders, Board meetings and meetings of committees on which they serve. We permit participation by telephone or videoconference, which is deemed attendance for all meetings. The 2022 Annual Meeting will be our first annual meeting of our stockholders as a public company. Matters required to be approved by our stockholders in 2021 were completed prior to the consummation of our IPO in November 2021.

In 2021, our Board met 13 times and our committees met an aggregate of 11 times. All directors attended 75% or more of the Board’s meetings and the meetings of the committees on which they served held during the period which they served, with the exception of Mr. Simon Williams who recused himself from attending certain meetings due to the nature of the topics to be discussed. Mr. Williams resigned from the Board effective October 1, 2021.

21

BOARD MATTERS

Two Core Standing Committees of Our Board with Significant Responsibilities

Effective upon our IPO, our Board delegated various responsibilities and authority to two Board committees: our Audit Committee and Compensation Committee. Each committee operates under a written charter approved by our Board, which is reviewed periodically by the respective committee and is available on the Governance tab of our investor relations website located at https://investors.nerdwallet.com. The table below sets forth the current membership of our Board committees and the number of meetings held by each committee in 2021.

DIRECTOR	AUDIT	COMPENSATION

Tim Chen

Jennifer E. Ceran

Lynne M. Laube

Thomas Loverro

Kenneth T. McBride

2021 MEETINGS	Audit: 7	Compensation: 4
= Chair

= Member

Audit Committee

Our Audit Committee consists of Mses. Ceran and Laube and Mr. McBride. Our Board has determined that Mses. Ceran and Laube and Mr. McBride satisfy the independence requirements under the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”). The chair of our Audit Committee is Ms. Ceran. Our Board has determined that each of Ms. Ceran and Mr. McBride is an “audit committee financial expert” within the meaning of SEC rules. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment.

The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:

•	helping our Board oversee our corporate accounting and financial reporting processes;

•	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our quarterly and year-end operating results;

•

overseeing procedures for receiving and investigating submissions by employees concerning questionable accounting or audit matters and complaints received regarding accounting, internal accounting controls or auditing matters;

•	reviewing related person transactions;

•

obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

22	PROXY STATEMENT 2022

BOARD MATTERS

•	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our Compensation Committee consists of Ms. Laube and Mr. Loverro. The chair of our Compensation Committee is Ms. Laube. Our Board has determined that each of Ms. Laube and Mr. Loverro is independent under the Nasdaq Listing Rules, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. Although we are a “controlled company” under the Nasdaq corporate governance rules and not required to have a compensation committee consisting solely of independent directors, our Compensation Committee is composed solely of independent directors. Our Compensation Committee is advised by Compensia, our independent executive compensation consultant.

The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:

•	reviewing and recommending to our Board the compensation of our chief executive officer and other executive officers;

•	reviewing and recommending to our Board the compensation of our directors;

•	administering our equity incentive plans and other benefit programs;

•

reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management; and

•	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

Board and Committee Responsibilities for Risk Oversight

Our Board has an oversight role, as a whole and also at the committee level, in overseeing management of the Company’s risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks. Our Board oversees our risk management primarily through the matters noted below.

Full Board

•	Reviewing management’s business plan, budget, strategic plans and business developments.

•	Addressing emerging issues and innovation.

•	Overseeing key strategic acquisitions, mergers and divestitures.

•	Overseeing management’s response to crises, including our response to the COVID-19 pandemic, and related reputational risks.

•	Overseeing ESG matters, including human capital management, corporate culture and sustainability matters.

•	Generally overseeing stockholder engagement.

•	Succession planning for the Chief Executive Officer and other executive officers, as well as Board leadership.

•	Reviewing qualifications, expertise, experience and characteristics of Board members and overseeing director nominations and appointments.

•	Overseeing Board structure and composition, and reviewing director succession planning.

23

BOARD MATTERS

•	Reviewing and approving Corporate Governance Guidelines and other key governance policies, and monitoring compliance.

•	Managing the evaluation process for our Board and committees, and overseeing related activities resulting from such review.

Audit Committee

•	Overseeing our major financial risk exposures (including liquidity, capital spending, credit and financings) and management’s risk assessment and risk management policies.

•

Reviewing financial statements and SEC reports, including the adequacy of our internal control over financial reporting, disclosure processes and any mitigating activities adopted in response to material control deficiencies.

•	Monitoring legal and regulatory compliance including compliance with the Company’s Code of Business Conduct.

•	Regular oversight and consultations with the independent registered public accounting firm.

•	Direct oversight of the internal audit group.

•	Overseeing the whistleblower hotline processes for accounting and auditing matters.

•	Reviewing and approving related person transactions in accordance with our Related Person Transaction policy.

Compensation Committee

•	Reviewing and approving compensation and severance/termination policies and agreements with executive officers.

•	Evaluating director and executive officer compensation programs.

•	Considering whether and how our executive compensation philosophy, policies and programs support our overall business strategy.

•	Reviewing the material risks associated with our compensation structure, policies and programs for all employees to determine whether they encourage excessive risk-taking.

•	Evaluating compensation policies and practices to mitigate risk.

•	Directly overseeing stockholder engagement related to compensation matters.

Our Board and its committees have been, and continue to be, prepared to commit the necessary resources and time to oversee the management of critical matters of the Company, including in times of an actual or potential crisis.

Tailored Corporate Governance Policies to Ensure Integrity and Ethical Conduct

Our Board has adopted tailored governance practices appropriate for our newly public company status. Our policies align our corporate governance structure and our business strategy and culture, and enable our Board to effectively oversee our culture of compliance and rigorous risk management.

Copies of our Corporate Governance Guidelines and our Code of Business Conduct are available under the Governance tab of our website at https://investors.nerdwallet.com.

24	PROXY STATEMENT 2022

BOARD MATTERS

Code of Business Conduct—Establishing A Culture of Compliance

In September 2021, our Board adopted a Code of Business Conduct. Our Code of Business Conduct applies to all of our directors, officers and employees and is intended to comply with the relevant listing requirements for a code of conduct as well as qualify as a “code of ethics” as defined by the rules of the SEC. The Code of Business Conduct contains general guidelines for conducting our business consistent with the highest standards of business ethics. We intend to disclose future amendments to certain provisions of our Code of Business Conduct, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, and our directors, on our website at https://investors.nerdwallet.com or via a Current Report on Form 8-K.

Corporate Governance Guidelines—Establishing Core Principles of Governance

We believe that good corporate governance promotes the effective functioning of our Board and its committees and helps to ensure that the Company is managed for the long-term benefits of our stockholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the Nasdaq Listing Rules. In September 2021, our Board adopted our Corporate Governance Guidelines to provide a framework for the governance of the Company as a whole and describe the principles and practices that our Board follows in carrying out its responsibilities.

Such Corporate Governance Guidelines will be regularly reviewed by our Board to ensure that they effectively promote the best interests of both the Company and our stockholders and that they comply with all applicable laws, regulations and Nasdaq Listing Rules. The Corporate Governance Guidelines address, among other things, the size, composition, structure, leadership and policies of our Board and its committees, the responsibilities and authority of our Chairman and lead director (if any), director qualification standards, expectations and responsibilities of directors, management succession planning and the evaluation of Board performance.

Insider Trading Policy—Addressing Pledging and Hedging Guidance

We believe it is improper and inappropriate for any person to engage in short-term or speculative transactions involving our securities. We prohibit our officers, directors and employees from engaging in any of the following activities with respect to our securities:

•	Pledging/purchases of securities on margin. Our officers, directors and employees are prohibited from pledging our securities as security for margin accounts.

•	Short sales. Our Insider Trading Policy prohibits all officers, directors and employees from selling Company securities they do not own and borrowing the shares to make delivery.

•

Buying or selling puts, calls, options or other derivatives in respect of our securities is prohibited. This prohibition extends to any instrument whose value is derived from the value of any of our securities.

•	Hedging transactions. Our officers, directors and employees are prohibited from entering into hedging transactions.

Board Evaluation Process—Assisting in the Transition to a Public Company Model of Governance

Our Board believes it is important to assess its overall performance and the performance of our Board committees in order to serve the best interests of our stockholders and position the Company for future success. Beginning in 2022, our Board and each committee will conduct such annual evaluations to determine whether it and its committees are functioning effectively. Our Board will oversee the determination and implementation of an appropriate process and recommended activities in response to such findings.

25

BOARD MATTERS

Director Onboarding and Continuing Education—Connecting New Directors to the Company’s Unique Culture and Business, and Maintaining Key Expertise in an Evolving Regulatory and Business Landscape

Our Board oversees the Company’s orientation programs for new directors and continuing education programs for existing directors. Each new director, upon joining our Board, is provided with an orientation session regarding our Board and the Company’s operations. As part of this orientation, each new director has an opportunity to meet with members of senior management of the Company.

Directors are encouraged to participate in continuing education on various subjects that will assist them in discharging their duties. This may include seminars, conferences and other continuing education programs designed for directors of public companies.

Communications With Our Board

If you want to communicate with the non-management members of our Board , you should send a letter to any such director at 55 Hawthorne Street, 11th Floor, San Francisco, California 94105 or to the e-mail address nwboardofdirectors@nerdwallet.com. The Corporate Secretary may sort or summarize the communications as appropriate. Communications that are commercial solicitations, customer complaints, incoherent or inappropriate will not be communicated to the non-management members of our Board.

To submit concerns regarding accounting, internal accounting controls or auditing matters, you may email the Chair of our Audit Committee at auditchair@nerdwallet.com or call our reporting hotline at 1-877-647-3335. NerdWallet employees may submit such concerns on a confidential or anonymous basis. Communications made through the confidential hotline will be reviewed by our Audit Committee in accordance with its procedures.

26	PROXY STATEMENT 2022

BOARD MATTERS

Compensation of Non-Employee Directors

In connection with and effective upon our IPO, we implemented a policy pursuant to which each non-employee director will receive the following cash compensation for service on our Board , paid quarterly, in arrears on the last day of each fiscal quarter in which the service occurred:

Compensation of Non-Employee Directors	• Board Member — $50,000 • Audit Committee Chair — $20,000 • Compensation Committee Chair — $12,000 • Audit Committee Member — $10,000 • Compensation Committee Member — $6,000

In addition, each non-employee director who is elected or appointed to our Board in the future first will automatically be granted, upon the date of such election or appointment, an initial, one-time grant of restricted stock units with an aggregate grant date value of $300,000, vesting in three equal annual installments following such election or appointment date, subject to the non-employee director’s remaining in our continuous service through each vesting date. Such grant will vest in full upon our change in control, subject to the non-employee director remaining in our continuous service through such change in control date.

Further, on the date of each annual meeting, commencing with this Annual Meeting, each non-employee director who has completed at least three months of continuous service as a non-employee director as of the date of such annual meeting and who will continue to serve as a non-employee member of our Board following such annual meeting will automatically be granted restricted stock units with an aggregate grant date value of $150,000, provided that an eligible non-employee director who received an initial grant at least three, but less than six, months prior to the annual meeting date will be granted restricted stock units with an aggregate grant date fair value of $75,000.

The annual grant of restricted stock units will vest on the earlier to occur of the one-year anniversary of the grant date and the day prior to the date of our next annual meeting, subject to the non-employee director remaining in our continuous service through the vesting date. Such grant will also vest in full upon our change in control, subject to the non-employee director remaining in our continuous service through such change in control date.

Each non-employee director is reimbursed for ordinary, necessary and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings, subject to compliance with our applicable policies.

27

BOARD MATTERS

2021 Director Compensation Table

The table below sets forth the compensation of our directors in 2021, excluding Tim Chen whose compensation is covered in the Summary Compensation Table. Compensation was calculated on a prorated basis for the period of time in 2021 during which our stock was publicly traded.

Name	Fees Earned Or Paid In Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Jennifer E. Ceran	11,033	—	—	11,033

Lynne M. Laube	11,348	—	—	11,348

Thomas Loverro	9,457	—	—	9,457

James D. Robinson III	8,826	—	—	8,826

Simon Williams	—	—	—	—

(1) Cash retainers paid under the annual compensation policy for non-employee directors were prorated for the portion of 2021 following our IPO.

(2) Our non-employee directors did not receive any equity grants in 2021. However, the table below shows the aggregate numbers of shares subject to outstanding and unexercised option awards and outstanding stock awards held by each non-employee director as of December 31, 2021:

Name	Option Awards	Stock Awards

Jennifer E. Ceran	120,000	—

Lynne M. Laube	120,000	—

Thomas Loverro	—	—

James D. Robinson III	—	—

28	PROXY STATEMENT 2022

EXECUTIVE OFFICERS

Executive Officers

Set forth below are descriptions of the backgrounds of each executive officer of the Company.

Tim Chen

Chief Executive Officer and Chairman of our Board Age: 39	See “Board Matters – Director Background and Qualifications” for biographical and other information regarding Tim Chen.

Lauren StClair

Chief Financial Officer Age: 41	Lauren StClair. Ms. StClair has served as our Chief Financial Officer since December 2020. Prior to joining NerdWallet, Ms. StClair served as CFO, North America at eBay Inc., a position she held since June 2019. Prior to June 2019, Ms. StClair served as CFO, International at StubHub, a position she held since February 2017. Prior to February 2017, Ms. StClair served as Director, Investor Relations at eBay Inc. Ms. StClair holds a B.S. from Stanford University and M.B.A. from Duke University.

John Caine

Chief Product Officer Age: 47	John Caine. Mr. Caine has served as our Chief Product Officer since December 2021. Prior to joining NerdWallet, Mr. Caine served as the Chief Conversion and Chief Product Officer of Vroom Inc., a publicly-traded used car retailer and e-commerce company, a role he held beginning in 2018. From 2016 to 2018, he served as the Chief Conversion Officer of Vroom Inc.

29

EXECUTIVE OFFICERS

Kelly Gillease

Chief Marketing Officer Age: 44	Kelly Gillease. Ms. Gillease has served as our Chief Marketing Officer since September of 2019. Prior to September 2019, Ms. Gillease served as our Vice President, Marketing beginning in August of 2018. Prior to joining NerdWallet, Ms. Gillease served as Chief Marketing Officer at StudyBlue, a position she began in February 2017. Prior to February 2017, Ms. Gillease served as Vice President, Marketing at TripAdvisor/Viator. Ms. Gillease holds a B.A. from the University of California, Berkeley.

Kevin Yuann

Chief Business Officer Age: 43	Kevin Yuann. Mr. Yuann has served as our Chief Business Officer since March 2021. Prior to that, Mr. Yuann served as our Vice President from August 2016 to March 2021 and as Senior Director from March 2016 to August 2016. Mr. Yuann holds an A.B. from Brown University and an M.B.A. from the University of California, Los Angeles.

30	PROXY STATEMENT 2022

EXECUTIVE OFFICERS

Other Senior Management

Set forth below are descriptions of the backgrounds of other members of senior management of the Company.

Hanah Cho

VP, Content Age: 44	Hanah Cho. Ms. Cho has served as our Vice President of Content since October 2021. Prior to that, Ms. Cho served as Senior Director, Content, a role she began in January 2021, and as Director, Content, a role she began in September 2020. Previously, Ms. Cho served as Deputy Director of Content from August 2019 to September 2020, as Senior Assigning Editor, Emerging Markets Content Team from November 2018 to September 2019, and as Senior Assigning Editor, Credit Cluster Content Team from September 2017 to November 2018. Ms. Cho holds a B.A. from Rutgers University and an M.J. from the University of Maryland.

Lynee Luque

Chief People Officer Age: 43	Lynee Luque. Ms. Luque has served as our Chief People Officer since April 1, 2022. Prior to that, Ms. Luque served as our Vice President of People Operations since joining NerdWallet in September of 2020. Prior to joining NerdWallet, Ms. Luque served as VP and Head of People at Envoy, a position she held beginning in September 2018. Before her role at Envoy, Ms. Luque served as Global Human Resources Director for Twitter. Ms. Luque has a B.S. degree from the University of California, Berkeley and an M.B.A. from the University of Michigan, Ann Arbor.

Ekumene “E” Lysonge

General Counsel Age: 45	Ekumene “E” Lysonge. Mr. Lysonge has served as our General Counsel since April 2021. Prior to joining NerdWallet, Mr. Lysonge served as Deputy General Counsel and Assistant Corporate Secretary at Jones Lange LaSalle, a position he held beginning in January 2020. Mr. Lysonge served as Vice President and General Counsel of Snapfish from March 2019 through January 2020. Prior to his role at Snapfish, Mr. Lysonge served as Vice President, General Counsel, and Corporate Secretary at CafePress, Inc. Mr. Lysonge holds a J.D. from the Vanderbilt University Law School and a B.A. from Fisk University.

31

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

Named Executive Officer Compensation Tables

Our Named Executive Officers for the year ended December 31, 2021 were:

•	Tim Chen, our Chief Executive Officer and Chairman of our Board;

•	John Caine, our Chief Product Officer; and

•	Kelly Gillease, our Chief Marketing Officer.

2021 Summary Compensation Table

The following table shows the compensation awarded to, earned by or paid to our Named Executive Officers for the year ended December 31, 2021 and, where applicable, December 31, 2020.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)		BONUS ($)		STOCK AWARDS ($)(1)	OPTION AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)

Tim Chen Chief Executive Officer and Chairman of the Board	2021	535,261		—		—	4,851,010	—	13,825	5,400,096
	2020	450,000		—		—	—	70,390	13,198	533,588

John Caine Chief Product Officer	2021	12,760	(4)	—	(5)	2,511,005	2,031,520	—	—	4,555,285

Kelly Gillease Chief Marketing Officer	2021	466,250		—		1,837,670	448,492	—	13,565	2,765,977
	2020	453,333				—	—	55,713	13,480	522,526

(1) The amounts reported in these columns represent the aggregate grant date fair value of the restricted stock unit awards and stock option awards granted during 2021, in each case computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718, or ASC Topic 718. The assumptions used in calculating the grant date fair value of the restricted stock units and stock options are set forth in Note 11 – Stockholders’ Equity of the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

(2) Where applicable the amounts reported in this column for the year ended December 31, 2020 reflect payouts under the Company’s 2018 MTL Incentive Plan.

(3) The amounts reported in this column for 2021 and 2020 include Company matching contributions under its 401(k) plan of $11,600 and $11,400, respectively.

(4) In December 2021, Mr. Caine began serving as our Chief Product Officer and was paid prorated salary amounts based on an annual salary of $525,000.

(5) Mr. Caine’s terms of employment entitle him to a sign-on bonus of $200,000, which was paid in January 2022 and will be reported for 2022.

32	PROXY STATEMENT 2022

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

Narrative Disclosure to Summary Compensation Table

Offer Letters

Set forth below are descriptions of our employment terms with our Named Executive Officers. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our Named Executive Officers, see “—Potential Payments upon Termination or Change in Control.”

Tim Chen. On June 25, 2021, we entered into an offer letter with Mr. Chen. Under the terms of the offer letter Mr. Chen is entitled to an annual base salary of $600,000, effective as of July 1, 2021. Mr. Chen is also eligible to participate in the employee benefit plans generally available to our employees.

John Caine. On November 18, 2021, we entered into an offer letter with Mr. Caine. Under the terms of the offer letter, Mr. Caine is entitled to an annual base salary of $525,000, a sign-on bonus of $200,000, an option to purchase 274,014 shares of the Company’s Class A common stock, and restricted stock units with a stated value of $2,750,000. Mr. Caine is also eligible to participate in the employee benefit plans generally available to our employees.

Kelly Gillease. On July 5, 2018, we entered into an offer letter with Ms. Gillease. Under the terms of the offer letter, Ms. Gillease is entitled to an annual base salary, as determined by the Board from time to time. Ms. Gillease is also eligible to participate in the employee benefit plans generally available to our employees.

Equity Awards

Our Compensation Committee approves all compensation decisions relating to all of our executive officers, including our Named Executive Officers. Our equity compensation consists of an initial equity grant upon hire, consisting of a combination of stock options and restricted stock units (RSUs), and annual grants thereafter, all of which are granted under our equity incentive plan and subject to time-based vesting. Our equity compensation is designed to ensure that our Named Executive Officers are incentivized to grow stockholder value and that their interests are aligned with our stockholders for the long term.

While we do not have formal stock ownership guidelines or requirements for our executive officers, we do strive to promote a culture of ownership. To that end, we have stock ownership principles that our executive officers, including our Named Executive Officers, have agreed to follow. Our Chief Executive Officer and our Chief Financial Officer have agreed to retain stockholdings worth at least six times and four times their total annual cash compensation, respectively, while all of our other officers have agreed to retain stockholdings worth at least three times their respective total annual cash compensation.

33

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

Outstanding Equity Awards At December 31, 2021

The following table provides information about the outstanding Company equity awards held by our Named Executive Officers as of December 31, 2021.

		OPTION AWARDS					STOCK AWARDS

NAME	VESTING COMMENCEMENT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS VESTED (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNVESTED (#)		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)
Tim Chen	5/24/2021	—	19,840	(2)	$22.18	5/23/2026	—		—
	5/24/2021	—	455,160	(2)	$20.16	5/23/2031	—		—
John Caine	12/23/2021	—	274,014	(2)	$15.01	12/22/2031	165,962	(3)	$2,580,709
Kelly Gillease	8/20/2018	233,336	46,664	(2)(4)	$7.42	10/24/2028	—		—
	9/1/2019	18,327	21,869	(4)(5)	$10.20	9/24/2029	—		—
	4/1/2021	—	35,274	(4)(5)	$14.00	3/28/2031	81,680	(6)	$1,270,124

(1) Market value is calculated based on $15.55, the closing price of our Class A common stock on December 31, 2021.

(2) The option vests as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date, and as to 1/48th of the shares following the completion of each of an additional 36 months thereafter, subject to the executive’s continued service with us on each applicable vesting date.

(3) The RSUs vest, subject to Mr. Caine’s continued service with us, on the following schedule:

a. 1st through 4th Quarterly Installment Date following the vesting commencement date: No Vesting.

b. 5th Quarterly Installment Date following the vesting commencement date: A number of Shares subject to the Award shall vest equal to the product of (i) the number of Restricted Stock Units granted, multiplied by (ii) a fraction, (x) the numerator of which shall be the number of days that have elapsed since, and including, the vesting commencement date and (y) the denominator of which shall be one thousand four hundred sixty (1,460), rounded down to the nearest whole Share.

c. 6th through 16th Quarterly Installment Date following the vesting commencement date: 1/16th of the number of Restricted Stock Units granted shall vest, rounded down to the nearest whole Share.

d. 17th Quarterly Installment Date following the vesting commencement date: All then unvested Restricted Stock Units shall vest.

“Quarterly Installment Date” means March 1, June 1, September 1, and December 1 of each year, provided that if such date is not a business day, the Quarterly Installment Date shall be the first business day after such date.

(4) These stock options are immediately exercisable for all of the option shares, subject to our right to repurchase any then-unvested shares in connection with the termination of service of the holder of such shares.

(5) The option vests in substantially equal monthly installments over the 48 months of continuous service following the vesting commencement date, subject to the executive’s continued service with us on each applicable vesting date.

(6) The RSUs vest in 16 substantially equal installments on each Quarterly Installment Date (as defined above) following the vesting commencement date, subject to the executive’s continued service with us on each applicable vesting date.

Potential Payments Upon Termination of Employment or Change in Control of the Company

Pursuant to our change of control and severance policy, which became effective as of June 16, 2021, each of Messrs. Chen and Caine and Ms. Gillease are eligible for the benefits described in this paragraph (which such benefits specifically supersede any prior agreements relating to such benefits). The policy has a term of three years, subject to automatic renewal unless terminated by the Company at least three months prior to the date on which the policy would otherwise renew. In the event of a termination without cause or resignation for good reason, each such officer, contingent on execution of a general release of claims against us, will be entitled to (i) a lump sum payment equal to (A) the amount of base salary that would have been earned during the severance period (at the rate in

34	PROXY STATEMENT 2022

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

effect immediately prior to such termination prior to any reduction that triggered a resignation for good reason), plus (B) payment of the officer’s target bonus, if applicable, assuming the bonus would have been earned at 100% of target, and prorated based on the number of calendar months completed in the performance period in which the termination occurs and (ii) to the extent the officer timely elects to receive continued coverage under our group healthcare plans, payment of, or reimbursement for, such coverage under COBRA, for up to the length of the severance period. The severance period will be six months; provided, however, that if such termination without cause or resignation for good reason occurs during the period beginning 3 months prior to, and ending on the date that is 12 months following, a change in control of the Company (a Change in Control Termination), then the severance period will be 12 months. In addition, in the event of a Change in Control Termination, (x) the bonus amount described in prong (i)(B) above will not be prorated but instead will reflect the full target bonus and (y) each of the officer’s outstanding equity awards (excluding performance-based awards) will vest as if the officer had completed an additional 12 months of continuous service beyond the termination date.

Other Compensation and Benefits

All of our Named Executive Officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same terms as all of our U.S.-based employees. In addition, we also offer our employees paid time off, a 401(k) plan, mental health services, commuter benefits, health and dependent care flexible spending accounts, and access to third-party service providers in the areas of legal and personal finance support. We generally do not provide perquisites or personal benefits to our Named Executive Officers that we do not offer to our other employees. During our year ended December 31, 2021, we paid or reimbursed our Named Executive Officers a stipend for gym, cell phone costs and at-home internet, paid or reimbursed certain home office expenses, and provided certain service-based anniversary gifts to our employees with an accompanying gross-up.

We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Internal Revenue Code limits, which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan. Currently, we make matching contributions up to 4% of the employee’s annual salary up to a maximum of $290,000. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Our Named Executive Officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during the year ended December 31, 2021. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Our Named Executive Officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during 2021.

In an effort to achieve our vision and mission statements internally, we offer an Employee Stock Purchase Plan (ESPP) to all employees in the U.S. and abroad. The purpose of the ESPP is to attract new employees, retain current employees, and create a culture of ownership so that our employees are aligned with our longer term goals.

35

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Relationships and Related Person Transactions

Related Person Transactions Policy

In September 2021, our Board adopted a Related Person Transaction Policy. Our Related Person Transaction Policy sets forth the process by which our Audit Committee will identify, review, consider and approve or ratify transactions involving NerdWallet and any related person. A related person transaction is defined as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which NerdWallet and any related person are, were or will be participants in which the amount involved exceeds $120,000.

Our Audit Committee will consider all the relevant facts and circumstances deemed relevant by and available to the Audit Committee, including, but not limited to (a) the risks, costs, and benefits to NerdWallet, (b) the impact on a director’s independence in the event the Related Person is a director, immediate family member of a director, or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. The Audit Committee will approve only those related person transactions that, in light of known circumstances, are in, or are not inconsistent with, the best interests of NerdWallet and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

We require each of our directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicits information about related person transactions. This process helps our Board determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Transactions with Related Persons

Other than as described below, since January 1, 2021, we have not entered into, and there are no currently proposed, related person transactions.

Stock Repurchases

In January 2021, we repurchased 882,817 shares of Class B common stock from Tim Chen, our Co-founder, Chief Executive Officer and Chairman of our Board, at a purchase price of $14.00 per share. The total consideration paid to Mr. Chen was $12,359,438.

In March 2021, we entered into an Option Cancellation Agreement with Camelot Financial Capital Management LLC and Simon Williams, a former member of our Board, pursuant to which we cancelled options to purchase an aggregate of 172,500 shares of Class A common stock held by Camelot Financial Capital Management LLC for consideration equal to $20.00 per share, minus the exercise price for the shares underlying such options. The total consideration paid to Camelot Financial Capital Management LLC for the option cancellation was $2,432,979. In addition, in March 2021, we repurchased 102,500 shares of Series A Preferred Stock from Camelot Financial Capital Management LLC at a purchase price of $20.00 per share. The total consideration paid to Camelot Financial Capital Management LLC for the share repurchase was $2,050,000.

36	PROXY STATEMENT 2022

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our common stock as of March 31, 2022, the record date for the 2022 Annual Meeting, by:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of any class or series of our capital stock;

•	each of our Named Executive Officers;

•	each of our Directors; and

•	all of our Executive Officers and Directors as a group.

The numbers of shares of common stock and percentages of ownership and combined voting power set forth below are based on the number of shares issued and outstanding as of March 31, 2022.

The amounts of common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 31, 2022. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment power with respect to the securities listed. Unless otherwise indicated, the address for each beneficial owner listed below is 55 Hawthorne Street, 11th Floor, San Francisco, California 94105.

	Shares Beneficially Owned

	Class A Common Stock		Class B Common Stock		% of Total Voting Power(1)

Name of Beneficial Owner	Shares	%	Shares	%
5% Stockholders:
Innovius Sirius Capital I, L.P. (2)	5,209,366	14.7%	—	—	1.5%
Institutional Venture Partners XIV, L.P. (3)	4,454,541	12.6%	—	—	1.3%
T. Rowe Price Associates, Inc. (4)	1,996,578	5.6%	—	—	*
Directors and Named Executive Officers:
Tim Chen (5)	238,748	*	31,685,652	100%	90.0%
John Caine	—	—	—	—	—
Kelly Gillease (6)	391,030	1.1%	—	—	*
Jennifer Ceran (7)	120,000	*	—	—	*
Lynne Laube (8)	120,000	*	—	—	*
Thomas Loverro	—	—	—	—	—
Kenneth McBride	—	—	—	—	—
All directors and executive officers as a group (9) (9 persons)	1,559,858	4.4%	31,685,652	100%	90.4%

*Less than 1%

(1) Percentage of total voting power represents voting power with respect to all shares of the Company’s Class A common stock and Class B common stock, together as a single class. Holders of Class A common stock are entitled to one vote per share, and holders of Class B common stock are entitled to ten votes per share.

(2) Based on information reported by Innovius Capital Sirius I, L.P. on Schedule 13G filed with the SEC on February 14, 2022. The sole general partner of Innovius Capital Sirius I, L.P. is Innovius Capital GP I, LLC. The sole managing director of Innovius Capital GP I, LLC is Justin Moore. Mr. Moore disclaims beneficial ownership of these securities except to the extent of his respective pecuniary interest therein. The address for this entity is: 2443 Fillmore Street, #380-14279, San Francisco, CA 94115.

(3) Based on information reported by Institutional Venture Partners XIV, L.P. (“IVP XIV”) on Schedule 13G filed with the SEC on February 14, 2022. Institutional Venture Management XIV, LLC (”IVM XIV”) is the General Partner of IVP XIV. IVM XIV may be deemed to indirectly beneficially own the securities owned by IVP XIV. Norman A. Fogelsong, Stephen J. Harrick, Dennis B. Phelps, Jr., Todd C. Chaffee and J. Sanford Miller are Managing Directors of IVM XIV and each share voting and dispositive power over the securities held by IVP XIV. Each disclaims beneficial ownership of these securities except to the extent of his or its respective pecuniary interest therein. The address for this entity is: 3000 Sand Hill Road, Building 2, Suite 250, Menlo Park, CA 94025.

(4) Based on information reported by T. Rowe Price Associates, Inc. (“T. Rowe”) on Schedule 13G filed with the SEC on February 14, 2022. T. Rowe has sole voting power over 577,814 shares and sole dispositive power over 1,996,578 shares. The address for this entity is 100 E. Pratt Street, Baltimore, MD 21202.

(5) Class A common stock holdings consist of: (i) 120,000 shares of Class A common stock and (ii) 118,748 shares of Class A common stock issuable upon exercise of stock options vesting within 60 days of March 31, 2022. Class B common stock holdings consist of (i) 16,190,811 shares of Class B common stock held by Tim Chen as Trustee of The Tim Chen Revocable Trust u/a/d 3/11/2016, (ii) 2,639,121 shares of Class B common stock held by Tim Chen as Trustee of The Seed Investor Irrevocable Remainder Trust II u/a/d 8/19/2019, (iii) 4,405,720 shares of Class B common stock held by Tim Chen as Trustee of The Seed Investor Irrevocable Remainder Trust u/a/d 3/11/2016 and (iv) 8,450,000 shares of Class B common stock held by Tim Chen as Trustee of the Seed Investor 2021 Annuity Trust u/a/d 2/25/2021. The Special Trustee of the Seed Investor 2021 Annuity Trust u/a/d 2/25/2021, The Seed Investor 2019 Annuity Trust u/a/d 8/19/2019 and The Seed Investor Irrevocable Remainder Trust u/a/d 3/11/2016, Jessica Davis Mills, has sole voting power over the shares held in such trusts; provided that Mr. Chen, as grantor, may remove and replace the special trustee at any time.

(6) Consists of (i) various options to purchase an aggregate of 341,905 shares of the Company’s Class A common stock, all of which were granted subject to an early exercise provision and which shares are immediately exercisable, (ii) 2,259 shares of common stock issuable upon exercise of stock options vesting within 60 days of March 31, 2022 and (iii) 46,866 shares of Class A common stock.

38	PROXY STATEMENT 2022

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(7) Consists of an option to purchase 120,000 shares of Class A common stock granted subject to an early exercise provision and which shares are immediately exercisable.

(8) Consists of an option to purchase 120,000 shares of Class A common stock granted subject to an early exercise provision and which shares are immediately exercisable.

(9) Consists of (i) 1,057,481 shares of Class A common stock issuable upon exercise of early exercisable stock options, subject to a repurchase right until vested, (ii) 127,249 shares of common stock issuable upon exercise of stock options vesting within 60 days of March 31, 2022, and (iii) 375,128 shares of Class A common stock.

39

AUDIT COMMITTEE REPORT

Audit Committee Report

Key Responsibilities of Oversight

On behalf of our Board, our Audit Committee provides independent oversight of:

•	The reliability and integrity of the Company’s accounting policies and financial statements;

•	The Company’s compliance with legal and regulatory requirements;

•	The qualifications, scope of work, performance and independence of Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm;

•	The performance of the Company’s internal audit function and its system of internal controls;

•	Compliance with the Code of Business Conduct and implementation and effectiveness of the Company’s compliance and ethics programs; and

•	The Company’s major financial risk exposures, and management’s risk assessment and risk management policies.

Required Communications with Audit Committee

As part of its oversight of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, our Audit Committee reviewed and discussed with management and Deloitte, the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2021 and Deloitte’s report on those financial statements. Our Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

These required communications included Deloitte’s perspective on the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments made by management, and the disclosures in the audited consolidated financial statements, including the disclosures relating to critical accounting policies and critical audit matters addressed in Deloitte’s audit report. Our Audit Committee also received the written disclosures and a letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with our Audit Committee concerning independence. Our Audit Committee has discussed with Deloitte its independence with respect to the Company and has considered whether Deloitte’s provision of non-audit services is compatible with its independence.

Audit Committee Recommendation

Based upon these reviews and discussions, our Audit Committee recommended to our Board that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2021 to be filed with the SEC. Our Audit Committee also appointed Deloitte to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

This report has been furnished by the members of our Audit Committee of our Board:

Audit Committee

Jennifer E. Ceran (Chair)

Lynne Laube

Kenneth T. McBride

40	PROXY STATEMENT 2022

AUDIT COMMITTEE MATTERS

Audit Committee Matters

Pre-Approval Policies and Procedures

Our Audit Committee has the sole authority to review in advance, and pre-approve (which may be pursuant to pre-approval policies and procedures) all audit and non-audit services to be provided by the Company’s independent auditors and to approve all related fees and other terms of engagement to ensure that the provision of these services do not impair the independence of the Company’s independent audit firm from the Company and its subsidiaries.

All of the services rendered by Deloitte to the Company and its subsidiaries during 2021 were pre-approved by our Audit Committee.

Independent Registered Public Accounting Firm Fees

Our Audit Committee retained Deloitte to audit the Company’s consolidated financial statements as of and for the years ended December 31, 2021 and 2020. The following table provides information regarding fees billed by Deloitte (i.e., Deloitte & Touche LLP) and other member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates for the fiscal years ended December 31, 2021 and 2020, inclusive of out-of-pocket expenses (in thousands).

Type of Service	2021 ($)	2020 ($)
Audit Fees(1)	2,873	995
Audit-Related Fees(2)	—	—
Tax Fees(3)	471	437
All Other Fees(4)	4	277
Total	3,348	1,709

(1) Audit Fees for professional services associated with the annual audit of our consolidated financial statements, the reviews of our quarterly condensed consolidated financial statements and the issuance of consents and comfort letters in connection with registration statement filings with the SEC.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3) Tax Fees represent fees relating to tax compliance and consulting matters.

(4) All Other Fees represent fees for services other than those included above, including access to accounting research software applications and data.

41

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE NERDWALLET, INC. 2021 EQUITY INCENTIVE PLAN

Proposal No. 2—Approval of Amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan

Introduction

Our stockholders are being asked to approve an amendment (the “Amendment”) to the NerdWallet, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) to increase the aggregate number of shares of Class A common stock reserved for issuance thereunder. The Amendment was approved by our Board on April 6, 2022, subject to approval by our stockholders at the Annual Meeting. If this Proposal No. 2 is approved by our stockholders, the Amendment will become effective upon the date of the Annual Meeting. If the stockholders do not approve this Proposal No. 2, the Amendment will not become effective, and the 2021 Plan will continue in its current form.

Our sole reason for amending the 2021 Plan is to increase the number of shares of Class A common stock reserved for issuance thereunder by 8,000,000 (as well as a corresponding increase in the number of shares issuable pursuant to the exercise of incentive stock options).

The full text of the 2021 Plan, as amended by the Amendment (the “Amended Plan”) is attached as Annex A to this proxy statement. The description of the Amended Plan contained in this proposal is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Annex A.

Pursuant to the Amended Plan, we may grant incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other stock awards (collectively, “stock awards”). ISOs may be granted only to our employees, including our officers, and the employees of our affiliates. All other awards may be granted to our employees, including our officers, our non-employee directors and consultants and the employees and consultants of our affiliates. We believe that the effective use of equity incentives is essential to attract, motivate, and retain employees and other service providers of the Company, to further align participants’ interests with those of our stockholders, and to provide participants incentive compensation opportunities that are competitive.

As of April 1, 2022, of the 4,062,125 shares of Class A common stock currently reserved for issuance under the 2021 Plan (not taking into account any shares that may become available through forfeiture or cancellation of awards under the predecessor plan), 657,255 shares remained available for future grant. Our Board believes that the increase in the share reserve is necessary for the Company to continue to attract, motivate and retain service providers of the Company, link incentive awards to Company performance, encourage employee and director ownership in the Company and further align their interests with those of our stockholders. Increasing the share reserve will allow the Company to continue to provide a variety of stock awards as part of the Company’s compensation program, which is an important tool for attracting, motivating and retaining our Nerds and for creating stockholder value. Increasing the share reserve would also support the Company’s balanced pay-for-performance compensation philosophy, wherein the Company utilizes a mix of components, including stock awards, to facilitate management decisions that foster longer-term stability. If the additional shares are not approved, our Board believes that the remaining shares of Class A common stock reserved for issuance under the 2021 Plan will be insufficient to accomplish these purposes for the remainder of 2022 before the automatic increase to the 2021 Plan’s authorized share reserve on January 1, 2023 (as described below).

As of December 31, 2021, approximately 675 employees, 4 non-employee directors and 7 consultants were eligible to participate in the 2021 Plan. The basis for participation in the Amended Plan is being eligible and selected by the plan administrator to receive a grant thereunder.

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PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE NERDWALLET, INC. 2021 EQUITY INCENTIVE PLAN

Based on the closing price of our Class A common stock, $0.0001 par value, on the Nasdaq Global Market on April 1, 2022, the aggregate fair market value of the new 8,000,000 shares requested for issuance under the Amendment was $95,200,000.

Recommendation

Our Board unanimously recommends that you vote “FOR” the approval of the amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan.

Why Stockholders Should Approve the 2021 Plan Amendment

In determining whether and how many additional shares of Class A common stock to propose to reserve for issuance under the Amended Plan, our Compensation Committee considered the following factors, among others:

•

Remaining Competitive. The Amended Plan plays an important role in our human capital management strategy, our compensation philosophy and our efforts to further align the interests of plan participants with those of our stockholders. Moreover, we believe that to be competitive in our industry, equity compensation awards are an important tool in attracting, motivating and retaining highly skilled employees and other service providers, upon whose efforts our success is dependent. It is critical that we have the ability to issue equity to these individuals to further align their interests to those of our stockholders and the creation of long-term stockholder value.

•

Equity Awards Are an Important Component of the Company’s Compensation Program. The Amended Plan will help the Company to continue to attract, motivate and retain our Nerds and other service providers.

•

Equity Incentives Further Align the Interests of Participants with Those of Our Stockholders. Equity incentives appropriately further align award recipients with stockholders by giving them a common interest in our Company’s growth and success, by incentivizing award recipients to focus on growth in stockholder value.

•

The Size of Our Request is Reasonable. The additional 8,000,000 shares of Class A common stock represent 23% of the Class A common stock and 2% of the voting power of our capital stock, based on total shares outstanding as of April 1, 2022.

•

Future Use of Shares. In determining projected share usage, the Compensation Committee, in consultation with our compensation consultant and other advisors, considered a forecast that included the following factors, among others: (1) the 657,255 shares that remained available under the 2021 Plan as of April 1, 2022; (2) the additional 8,000,000 shares that would be available for grant under the Amended Plan if our stockholders approve the Amendment; (3) estimated cancellations or forfeitures that may return to the Amended Plan reserve in the future; (4) forecasted future grants; and (5) the feature of the Amended Plan providing that the aggregate number of shares issuable under the plan will automatically increase on January 1st of each year for a period of nine years commencing on January 1, 2023 and ending on (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of capital stock outstanding on the last day of the preceding calendar year, provided, however that our Board may act to provide that the increase for any such year will be a lesser number of shares. After considering these factors, and assumptions and modeling about the potential range of our stock price over the period, we currently anticipate that the shares under the Amended Plan, after addition of the 8,000,000 shares proposed by the Amendment, will be sufficient for our purpose for the remainder of 2022. However, future events, circumstances and changes in our business needs may result in the shares being exhausted earlier or later than this estimate. We will continue to monitor our equity award usage in future years to help ensure our burn rate remains within competitive market norms.

•

Shares Remaining Available Under the 2021 Plan May be Insufficient. In determining the number of shares to propose to add to the 2021 Plan reserve, the Compensation Committee projected future share usage needs for the Company to be able to make competitive grants to participants. The shares that remain available under the current 2021 Plan may be insufficient for our future needs in attracting, motivating and retaining our employees and other service providers for the remainder of 2022.

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PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE NERDWALLET, INC. 2021 EQUITY INCENTIVE PLAN

Summary of the Amended Plan

Our Board adopted, and our stockholders approved, the 2021 Plan in October 2021. Our Board adopted the Amendment on April 6, 2022, subject to stockholder approval.

The following is a summary of the principal features of the Amended Plan. This summary is qualified in its entirety by reference to the full text of the Amended Plan, which is attached as Annex A to this proxy statement.

The Amended Plan, which originally became effective November 3, 2021, provides for the grant of ISOs, NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other stock awards. ISOs may be granted only to our employees, including our officers, and the employees of our affiliates. All other awards may be granted to our employees, including our officers, our non-employee directors and consultants and the employees and consultants of our affiliates.

Authorized Shares. If the Amendment is approved by our stockholders, the aggregate number of shares of our Class A common stock that may be issued pursuant to stock awards under the Amended Plan will not exceed the sum of (i) 12,062,125 (which represents the new shares under the 2021 Plan as originally adopted, plus the 8,000,000 shares additional shares proposed by the Amendment) and (ii) shares subject to outstanding stock awards under the Company’s predecessor plan that are forfeited, terminated, expire, or otherwise are not issued (which outstanding stock awards, as of the original effective date of such plan, related to 10,296,500 shares). Additionally, the number of shares of our Class A common stock reserved for issuance under the Amended Plan will automatically increase on January 1 of each calendar year, starting January 1, 2023 and ending on and including January 1, 2031, in an amount equal to five percent (5%) of the total number of shares of our capital stock outstanding on December 31 of the prior calendar year, unless our Board or Compensation Committee determines prior to the date of increase that there will be a lesser increase, or no increase.

Shares subject to stock awards granted under the Amended Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the Amended Plan. Additionally, shares become available for future grant under the Amended Plan if they were issued under stock awards under the Amended Plan and we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration. Our Board, or a duly authorized committee of our Board, administers the Amended Plan. Our Board may also delegate to one or more of our officers the authority to (i) designate employees (other than officers) to receive specified stock awards, and (ii) determine the number of shares subject to such stock awards. Under the Amended Plan, our Board has the authority to determine and amend the terms of awards, including:

•	recipients;

•	the exercise, purchase or strike price of stock awards, if any;

•	the fair market value of a share of our Class A common stock in the event no public market exists for our Class A common stock;

•	the vesting schedule applicable to the awards, together with any vesting acceleration; and

•	the form of consideration, if any, payable upon exercise or settlement of the award.

Under the Amended Plan, our Board also generally has the authority to effect, with the consent of any adversely affected participant:

•	the reduction of the exercise, purchase or strike price of any outstanding award;

44	PROXY STATEMENT 2022

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE NERDWALLET, INC. 2021 EQUITY INCENTIVE PLAN

•	the cancellation of any outstanding stock award and the grant in substitution therefor of other awards, cash or other consideration; or

•	any other action that is treated as a repricing under generally accepted accounting principles.

Non-Employee Director Limitation. The maximum number of shares of Class A common stock subject to awards granted under the Amended Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to the non-employee director during that year for service on the Board, will not exceed $750,000 in total value (calculating the value of the awards based on the grant date fair value for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, $1,000,000.

Stock Options. ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Class A common stock on the date of grant. Options granted under the Amended Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The maximum number of shares of our Class A common stock that may be issued upon the exercise of ISOs under the Amended Plan is equal to 53,000,000.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our Class A common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us or any other form of legal consideration (including future services) that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ceases for any reason, we may receive any or all of the shares of Class A common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Class A common stock on the date of grant. A stock appreciation right granted under the Amended Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

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PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE NERDWALLET, INC. 2021 EQUITY INCENTIVE PLAN

Performance Awards. The Amended Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our Class A common stock.

The performance goals may be based on any measure of performance selected by our Board. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our Board when the performance award is granted, our Board will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any portion of our business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our Class A common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Other Stock Awards. The Amended Plan administrator may grant other awards based in whole or in part by reference to our Class A common stock. The Amended Plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Amended Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs, and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to stock awards under the Amended Plan in the event of a corporate transaction (as defined in the Amended Plan and as summarized below), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the Amended Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to our successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate

46	PROXY STATEMENT 2022

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE NERDWALLET, INC. 2021 EQUITY INCENTIVE PLAN

transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction. Notwithstanding the foregoing, performance awards shall terminate without vesting or becoming exercisable unless (1) provided otherwise in the agreement evidencing such corporate transaction, (2) the Amended Plan administrator affirmatively provides otherwise prior to the closing of such corporate transaction or (3) as otherwise provided in the agreement evidencing such performance award.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of Class A common stock in connection with the corporate transaction, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of our Class A common stock.

Under the Amended Plan, a corporate transaction is generally defined as the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of at least 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction, or (4) a merger or consolidation where we do survive the transaction but the shares of our Class A common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control. Awards granted under the Amended Plan may be subject to acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Under the Amended Plan, a change in control is generally defined as: (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (2) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (4) when a majority of our Board becomes comprised of individuals who were not serving on our Board on the date the Amended Plan was adopted by the Board, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent Board still in office.

Transferability. A participant generally may not transfer stock awards under the Amended Plan other than by will, the laws of descent and distribution, or as otherwise provided under the Amended Plan.

Amendment or Termination. Our Board has the authority to amend, suspend, or terminate the Amended Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board adopted the Amended Plan. No stock awards may be granted under the Amended Plan while it is suspended or after it is terminated.

47

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE NERDWALLET, INC. 2021 EQUITY INCENTIVE PLAN

New Plan Benefits

Following the approval of the Amended Plan, on the date of the Annual Meeting, each of the Company’s non-employee directors who has completed at least three months of continuous service and who will remain a director following the Annual Meeting will receive a grant of restricted stock units valued at $150,000. However, other than with respect to these director grants, it is not possible to determine the specific amounts and types of awards that may be awarded in the future under the Amended Plan because the grant and actual pay-out of awards under the Amended Plan are subject to the discretion of the plan administrator.

Name and Position	Dollar Value ($)

Named Executive Officers

Tim Chen (Chief Executive Officer and Chairman of the Board)	N/A

John Caine (Chief Product Officer)	N/A

Kelly Gillease (Chief Marketing Officer)	N/A

Executive Group	N/A

Non-Executive Director Group	$450,000

Non-Executive Officer Employee Group	N/A

Historical Grant Information

Since its inception, the following aggregate amount of option and RSU grants have been made under the Amended Plan:

Name and Position	Number of Option Shares (#)	Number of RSUs (#)
Named Executive Officers
Tim Chen (Chief Executive Officer and Chairman of the Board)	—	—
John Caine (Chief Product Officer)	274,014	165,962
Kelly Gillease (Chief Marketing Officer)	108,447	43,378
Executive Group	682,118	329,202
Non-Executive Director Group	—	26,714

Non-Executive Officer Employee Group	316,780	524,802

U.S. Federal Income Tax Considerations

The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended Plan based on Federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for Amended Plan participants, is not intended to be complete and does not describe Federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.

Tax Consequences to Participants

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient for such restricted stock) at

48	PROXY STATEMENT 2022

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE NERDWALLET, INC. 2021 EQUITY INCENTIVE PLAN

such time as the restricted stock are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”) (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the stock will have taxable ordinary income on the date of transfer of the stock equal to the excess of the fair market value of such stock (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.

Performance Awards. No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earned performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Class A common stock received.

Nonqualified Stock Options. In general:

•	no income will be recognized by an optionee at the time an NSO is granted;

•

at the time of exercise of an NSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

•

at the time of sale of shares acquired pursuant to the exercise of an NSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an “incentive stock option” as defined in Section 422 of the Code (or ISO). If shares of Class A common stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If shares of Class A common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Class A common stock received on the exercise.

Restricted Stock Units. No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Class A common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units), and the capital gains/loss holding period for such shares will also commence on such date.

Tax Consequences to the Company and its Subsidiaries

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the affiliate for which the participant performs services will be entitled to a corresponding deduction provided that,

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PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE NERDWALLET, INC. 2021 EQUITY INCENTIVE PLAN

among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Registration with the Securities and Exchange Commission

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of our common stock under the Amended Plan, as amended by the Amendment, with the Securities and Exchange Commission, as soon as practicable after approval of the Amendment by our stockholders.

Equity Compensation Plan Information

The following table sets forth the indicated information as of December 31, 2021 with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	10,261,061	$8.84	3,679,069

Equity compensation plans not approved by security holders	—	—	—

Total	10,261,061	$8.84	3,679,069

(1) The weighted-average exercise price relates to outstanding stock options only. The Company’s restricted stock unit awards have no exercise price.

50	PROXY STATEMENT 2022

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

Proposal No. 3—Ratification of Appointment of Independent Registered Public Accounting Firm for 2022

Our Audit Committee has unanimously reappointed Deloitte as the independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the year ended December 31, 2022. Although stockholder approval is not required for such appointment, our Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future.

Deloitte served as the Company’s independent registered public accounting firm during 2021 and, in that capacity, rendered a report on the Company’s consolidated financial statements as of and for the year ended December 31, 2021. Deloitte has served as the independent auditor of the Company since 2015.

Support for Recommendation

In determining that retaining Deloitte for 2022 was in the best interests of the Company and its stockholders, our Audit Committee reviewed:

•	Deloitte’s performance on the Company’s audit and non-audit work for the year ended December 31, 2021 and recent prior years, and management’s assessment of such performance;

•

Deloitte’s qualifications, independence, capabilities and expertise, evident through its audit planning and reports, industry knowledge, resources and staffing, objectivity and professional skepticism;

•	External data on audit quality and performance, including results of recent PCAOB reports on Deloitte and peer firms and improvements made from period to period;

•

The terms of the audit engagement, including the reasonableness of audit and non-audit fees charged taking into account the breadth and complexity of services provided, as well as the efficiency achieved in performing such services;

•	The quality of Deloitte’s communications to and interactions with our Audit Committee at meetings and our Audit Committee Chair between meetings; and

•	The benefits of having a long-tenured auditor and the institutional knowledge gained from prior years of engagement.

In accordance with SEC rules, the maximum number of consecutive years of service for lead and concurring review audit partners for public companies is five years. Our lead audit partner has served in such role since 2019, and therefore has two years of service remaining in such capacity. Assuming the continuing engagement of Deloitte as our independent registered public accounting firm, our Audit Committee will pursue a process up to a year in advance in considering potential lead audit partner candidates and will obtain significant input from management and Deloitte, conduct interviews and take other appropriate actions before it approves the new lead engagement partner.

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PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

Non-Binding Vote

Our Audit Committee is responsible for selecting the Company’s independent registered public accounting firm, and stockholder approval is not required to appoint Deloitte as our independent registered public accounting firm. However, our Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. Our Audit Committee may retain another independent registered public accounting firm at any time if it concludes that such change would be in the best interest of the Company’s stockholders, even if the stockholders approve this proposal.

Inquiries of Deloitte & Touche LLP at Annual Meeting

We expect representatives from Deloitte will be present at the 2022 Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.

Our Board unanimously recommends that you vote “FOR” the ratification of our Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022.

52	PROXY STATEMENT 2022

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

Questions and Answers about the Proxy Materials and 2022 Annual Meeting

Why Am I Receiving These Materials?

You have received this proxy statement and related materials because at the close of business on the record date, you owned shares of the Company’s common stock and our Board is soliciting your proxy to vote your shares of common stock at the Annual Meeting. The Annual Meeting will be held virtually via live webcast on Wednesday, May 25, 2022, at 10:00 a.m., Pacific Time. To attend the meeting, please register in advance at www.proxydocs.com/NRDS. You will need the control number provided on the Notice of Internet Availability of Proxy Materials.

On the day of the Annual Meeting, May 25, 2022, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. You do not need to attend the Annual Meeting to vote. Even if you plan to attend the Annual Meeting, please submit your vote in advance as instructed in this proxy statement.

How Will the Virtual Meeting Format Impact Stockholder Viewing and Participation at the 2022 Annual Meeting?

The virtual meeting format for the Annual Meeting will enable participation by our stockholders from anywhere in the world at little to no cost, which we believe enhances stockholder access to the Annual Meeting and communication with management and the Board. We have structured the virtual Annual Meeting to afford stockholders an opportunity to participate as they would in an in-person meeting. In order to attend the Annual Meeting, you must pre-register at www.proxydocs.com/NRDS. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions. We will answer any timely submitted and relevant questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate questions from stockholders regarding the Company as time allows.

The Company requests that stockholders submit questions in advance of the Annual Meeting by sending questions to generalcounsel@nerdwallet.com. During the Annual Meeting, questions relating to stockholder proposals or the Company may be submitted in the field provided on the virtual meeting website at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition.

While we will try to answer as many appropriate questions as we can during the time allotted for questions during the Annual Meeting, we may not have the time to respond to all questions submitted. If we are unable to answer all questions, stockholders may submit questions after the Annual Meeting to generalcounsel@nerdwallet.com.

Additional information regarding the rules and procedures for how the Company will run the Annual Meeting and stockholder participation in the Annual Meeting will be provided in our meeting rules of conduct, which stockholders can view during the meeting at the virtual meeting website. The rules of conduct are designed to allow us to conduct an orderly meeting in fairness to all stockholders.

What Is A Notice of Internet Availability of Proxy Materials?

We are pleased to take advantage of SEC rules that allow us to furnish our proxy materials, including this Proxy Statement, over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

of Proxy Materials (the “Notice”) instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. All stockholders who do not receive the Notice will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by e-mail. This process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials.

The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it.

If you hold your shares in street name, the brokerage firm, bank or other holder of record who is considered the stockholder of record will forward a notice that directs beneficial owners of our common stock to the website where they can access our proxy materials to each beneficial stockholder. Such brokerage firm, bank or other holder of record also will provide each beneficial owner with instructions on how to request a paper or e-mail copy of our proxy materials.

This Proxy Statement and our 2021 Annual Report are available at www.proxydocs.com/NRDS. The Notice and the Proxy Materials are first being made available to stockholders on or about April 14, 2022.

Who Can Vote At The 2022 Annual Meeting?

All stockholders of record of our common stock on the record date and beneficial owners of our common stock on the record date holding a valid proxy for the Annual Meeting from their broker, bank or other nominee giving them the right to vote the shares, are entitled to attend and vote at the Annual Meeting.

Each holder of Class B common stock is entitled to 10 votes per share and each holder of Class A common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. All classes of our common stock with voting rights will vote together as a single class on all matters described in this proxy statement. As of the record date, there were 67,089,043 shares of common stock outstanding, consisting of 35,403,391 shares of Class A common stock and 31,685,652 shares of Class B common stock. As of the record date, all of our outstanding Class B common stock was held by Tim Chen and his affiliated trusts.

What Votes Need To Be Present To Hold The 2022 Annual Meeting?

Holders of a majority of the voting power of all shares of common stock outstanding on the record date and entitled to vote at the meeting must be present at the Annual Meeting, by remote communication or represented by proxy, to constitute a quorum for the transaction of any business. Proxies marked with abstentions or instructions to withhold votes, as well as broker non-votes (defined below), will be counted as present in determining whether or not there is a quorum. In the absence of a quorum, the holders of a majority of the voting power of the shares of stock present at the meeting may adjourn or postpone such meeting to another time or place.

What Is The Difference Between Holding Shares of Common Stock As A Stockholder of Record and As A Beneficial Owner?

If your shares of common stock are registered directly in your name with the Company’s transfer agent, Broadridge, you are considered the “stockholder of record” with respect to those shares and the Notice of Internet Availability of Proxy Materials was sent directly to you.

54	PROXY STATEMENT 2022

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

If your shares of common stock are held with a broker, bank or other nominee, you are considered the “beneficial owner” with respect to those shares. Your broker, bank or other holder of record who is considered the stockholder of record with respect to those shares has forwarded to you a notice directing you to the website where you can access our proxy materials. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Your broker, bank or nominee has enclosed voting instructions for you to use in directing the broker, bank or nominee on how to vote your shares.

How Do I Vote If I Am A Stockholder of Record?

If you hold your shares in your own name as a holder of record with our transfer agent, Broadridge, you may vote your shares using one of the following methods (please also see the information provided above and below concerning the difference in how to vote if you hold shares beneficially through a brokerage firm, bank or other nominee instead of as the registered holder – beneficial holders should follow the voting instructions provided by their respective nominees):

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card.
By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)

You may also vote in person virtually by attending the meeting through www.proxydocs.com/NRDS. To attend the Annual Meeting and vote your shares, you must register in advance for the Annual Meeting and provide the control number located on your Notice or proxy card.

You may hold company shares in multiple accounts and therefore receive more than one set of the Proxy Materials. To ensure that all of your shares are voted, please submit your proxy or voting instructions for each account for which you have received a set of the Proxy Materials.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.

During The Annual Meeting. Stockholders of record may attend the Annual Meeting via the Internet and vote electronically during the Annual Meeting. Have available the information that is printed in the box provided in your Notice of Internet Availability of Proxy Materials or your proxy card (if you requested a printed copy of the proxy materials) in hand when you access the website and follow the instructions to vote.

If, prior to the Annual Meeting, you vote over the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card. If, prior to the Annual Meeting, you vote over the Internet or by telephone, do not return a proxy card or vote at the Annual Meeting unless you intend to revoke your previously submitted proxy.

How Do I Vote If I Am a Beneficial Owner?

If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee

55

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

sent to you. You will receive voting instructions for each account that you have with a broker, bank or other nominee. Please instruct your broker, bank or other nominee how to vote your shares using the voting instruction card you received from them. If your broker, bank or other nominee permits you to provide voting instructions via the Internet or by telephone, you may vote that way as well. As a beneficial owner, if you wish to change the directions that you have provided to your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

If you do not direct your broker, bank or other nominee how to vote your shares, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each applicable matter. Under applicable law, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. For all other matters at the Annual Meeting, your broker, bank or other nominee will be unable to vote on your behalf if you do not instruct them how to vote your shares and, if you do not provide voting instructions, your shares will be considered “broker non-votes.” Therefore, it is very important for you to vote your shares for each proposal.

If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/NRDS. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

What Can I Do If I Change My Mind After I Vote?

If you are a stockholder of record, you may change your voting instructions and revoke your proxy before it is exercised by doing any one of the following:

•	Timely written notice of revocation to our General Counsel and Corporate Secretary at 55 Hawthorne Street 11th Floor, San Francisco, CA 94105.

•	A timely later-dated vote by telephone or on the Internet or timely delivery of a valid, later-dated proxy.

•	Participating in the Annual Meeting live via the Internet and voting again.

Only the latest validly executed proxy that you submit will be counted. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you vote in person.

If you are a beneficial owner of shares but not the stockholder of record, you may submit new voting instructions by contacting your broker, bank or other nominee.

56	PROXY STATEMENT 2022

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

What items of business will be voted on at the 2022 Annual Meeting and what is the voting recommendation for each?

The table below details information regarding the proposals to be voted on at the 2022 Annual Meeting and the Board’s recommendations on how to vote on each proposal, and the effect of abstentions and broker-non-votes.

Proposal		Voting Options	Board Recommendation
1	Election of Directors

• FOR the election of all director nominees named herein

• WITHHOLD authority to vote for all such director nominees

• FOR the election of all such director nominees other than any nominees with respect to whom the authority to vote is specifically withheld by indicating in the space provided on the proxy

Our Board recommends that you vote FOR all director nominees
2	Approval of Amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan

• FOR or AGAINST the approval of the amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 8,000,000

• You may indicate that you wish to ABSTAIN from voting on the matter

Our Board recommends that you vote FOR the approval of the amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 8,000,000

3	Ratification of Appointment of Independent Registered Public Accounting Firm

• FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022

• You may indicate that you wish to ABSTAIN from voting on the matter

Our Board recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022

The stockholders will also act on any other business that may properly come before the Annual Meeting or any postponement, continuation or adjournment thereof.

57

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

What Is the Voting Requirement to Approve Each of the Proposals?

Proposal		Required Vote	Vote Impact
			For	Withhold/Against	Abstain	Broker Non-Votes
1	Election of Directors	Plurality of the votes cast	For the director nominee(s)	Against the director nominee(s)	—	Not a vote cast
2	Approval of Amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan	Majority of the voting power of shares of stock present by remote communication or represented by proxy and entitled to vote thereon	For the proposal	Against the proposal	Against the proposal	Against the proposal
3	Ratification of Appointment of Independent Registered Public Accounting Firm	Majority of the voting power of shares of stock present by remote communication or represented by proxy and entitled to vote thereon	For the proposal	Against the proposal	Against the proposal	—

Although the advisory vote in Proposal No. 3 is not binding, our Board and its respective committees will take your vote into consideration in determining future activities.

If any other matter is properly submitted to the stockholders at the annual meeting, its adoption generally will require the affirmative vote of the majority of the voting power of shares of stock present by remote communication or represented by proxy and entitled to vote on the matter. As of the date of this proxy statement, our Board knows of no matter that will be presented for action by the stockholders at the annual meeting other than those discussed in this proxy statement. If any other matter requiring a vote of the stockholders properly comes before the annual meeting, the individuals acting under the proxies solicited by our Board will vote and act as our Board recommends or, if our Board gives no recommendation, according to their best judgments in light of the conditions then prevailing, to the extent permitted under applicable law.

Why did I receive more than one set of voting materials?

If you receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card, it means that you have multiple accounts with banks, brokers, other nominees and/or our transfer agent. Please take action with respect to each Notice, proxy card and voting instruction card that you receive.

Where can I find the voting results for the 2022 Annual Meeting?

The Inspector of Elections appointed at the Annual Meeting will tabulate the voting results. We intend to disclose the final voting results in a current report on Form 8-K within four business days of the Annual Meeting. To the extent final voting results are not then available, we will report preliminary voting results in a current report on Form 8-K within four business days of the Annual Meeting and report the final voting results in a current report on Form 8-K as soon as they are available.

58	PROXY STATEMENT 2022

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2022 ANNUAL MEETING

Has The Company Taken Steps to Eliminate the Receipt of Duplicative Proxy Materials?

In order to reduce expenses, we are taking advantage of certain SEC rules, commonly known as “householding,” that permit us to send: (i) a single annual report and/or a single proxy statement or (ii) a single Notice of Internet Availability of Proxy Materials to multiple stockholders of record who share an address, unless we have received contrary instructions from one or more of the stockholders. A stockholder of record at a shared address may request additional copies of the annual report, proxy statement or Notice of Internet Availability of Proxy Materials: (1) online through www.investorelections.com/NRDS; (2) via email at paper@investorelections.com or (3) by phone at (866) 648-8133.

If you are a beneficial owner, you may revoke your consent to householding by notifying your broker, bank or other nominee.

Will A List of Company Stockholders Be Available to Inspect?

A list of our stockholders as of the record date will be available for examination at www.proxydocs.com/NRDS .

Who Should I Call If I Have Any Questions?

If you have any questions about the Annual Meeting, please contact our General Counsel and Corporate Secretary by email at generalcounsel@nerdwallet.com. If you have any questions about your ownership of our common stock, please contact our transfer agent, Broadridge, via email at shareholder@broadridge.com, by telephone at +1 (844) 998-0339 or visit shareholder.broadridge.com, or contact your broker, bank or other nominee.

59

OTHER MATTERS

Other Matters

Presentation of Stockholder Proposals and Nominations at 2023 Annual Meeting

Stockholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2023 annual meeting of stockholders (other than Rule 14a-8 stockholder proposals, discussed below) must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our Amended and Restated Bylaws. This notice must be received by the Company’s Secretary at our San Francisco office located at 55 Hawthorne Street, 11th Floor, San Francisco, CA 94105 no earlier than January 25, 2023 and no later than February 24, 2023. Stockholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals.

The requirements for advance notice of stockholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act. The deadline for stockholders to submit proposals to be included in our proxy statement for our 2023 annual meeting of stockholders under Rule 14a-8 under the Exchange Act is December 15, 2022. However, if the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 annual meeting of stockholders. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to the Company’s Secretary at the Company’s San Francisco office on a timely basis.

Submitting a stockholder proposal does not guarantee that we will include it in the Company’s proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Amended and Restated Bylaws or Rule 14a-8, as applicable, and other applicable requirements.

Access to Reports and Other Information

Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on the SEC’s website at www.sec.gov. and may also be accessed on our website https://investors.nerdwallet.com/ as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

Our Corporate Governance Guidelines, Code of Business Conduct and Board committee charters are also available on our website. Our website or the websites of other third parties noted herein and the information contained on, or that can be accessed through, such websites will not be deemed to be incorporated by reference in, and are not considered part of, this proxy statement.

Forward-Looking Statements

This proxy statement contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our strategy, prospects, plans, metrics for 2021 and objectives of management are forward-looking statements.

60	PROXY STATEMENT 2022

OTHER MATTERS

As you read this proxy statement, you should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions, including those described under the heading “Item 1A. Risk Factors” in our annual report on Form 10-K and subsequent reports that we file with the SEC. Although we believe that these forward-looking statements are based upon reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.

Our forward-looking statements made herein are made only as of the date of this proxy statement. We expressly disclaim any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this proxy statement.

Your cooperation in giving this matter your immediate attention and in voting your proxies promptly is appreciated.

By Order of the Board of Directors,

EKUMENE M. LYSONGE
General Counsel and Corporate Secretary

April 14, 2022

61

ANNEX A

NERDWALLET, INC.

2021 EQUITY INCENTIVE PLAN

ORIGINALLY ADOPTED BY THE BOARD OF DIRECTORS: SEPTEMBER 29, 2021

ORIGINALLY APPROVED BY THE STOCKHOLDERS: OCTOBER 26, 2021

(AS AMENDED ON MAY 25, 2022)

1.    GENERAL.

(a)    Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.

(b)    Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(c)    Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(d)    Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2.    SHARES SUBJECT TO THE PLAN.

(a)    Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 12,062,125, plus the number of Returning Shares, if any, that become available for issuance from time to time (which number of Returning Shares will not exceed 10,459,699, which represents the total possible number of Returning Shares as of the Effective Date). In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1st of each year for a period of nine years commencing on January 1, 2023 and ending on (and including) January 1, 2031, in an amount equal to five percent (5%) of the total number of shares of Capital Stock outstanding on the last day of the preceding calendar year; provided, however that the Board may act prior to the effective date of any such annual increase to provide that the increase for such year will be a lesser number of shares of Common Stock.

(b)    Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 53,000,000 shares.

(c)    Share Reserve Operation.

(i)    Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

A-1

(ii)    Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii)    Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3.    ELIGIBILITY AND LIMITATIONS.

(a)    Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b)    Specific Award Limitations.

(i)    Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii)    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii)    Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv)    Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c)    Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

A-2	PROXY STATEMENT 2022

(d)    Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply beginning with the first calendar year that commences following the Effective Date.

4.    OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option. The shares purchased upon exercise of each type of Option will be accounted for separately. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a)    Term. Subject to Section 3(b) regarding Incentive Stock Options granted to Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b)    Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c)    Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i)    by cash or check, bank draft or money order (or an electronic equivalent thereof) payable to the Company;

(ii)    pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such

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delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv)    by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v)    in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d)    Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e)    Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i)    Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii)    Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f)    Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g)    Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s

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Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h)    Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise their Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i)    three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii)    12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii)    18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv)    18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i)    Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j)    Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award

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in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from their regular rate of pay.

(k)    Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5.    AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.

(a)    Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i)    Form of Award.

(1)    RSAs. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2)    RSUs. An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii)    Consideration.

(1)    RSA. A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(2)    RSU. Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

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(iii)    Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv)    Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under their Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (2) any portion of their RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v)    Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).

(vi)    Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b)    Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c)    Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6.    ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b)    Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and

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outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)    Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction, except as set forth in Section 11, unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i)    Awards May Be Assumed. In the event of a Corporate Transaction, any surviving or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving or acquiring corporation (or its applicable parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii)    Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) that the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction). Awards so accelerated will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that (a) will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and (b) have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of a Corporate Transaction in which the Awards are not assumed, continued or substituted for in accordance with Section 6(c)(i). With respect to the vesting of cash-settled Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii), such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required by Section 409A of the Code. Notwithstanding the foregoing, an Award Agreement may specify, or the Board may determine, that a Performance Award that would otherwise accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) may instead accelerate to a greater or lesser extent (or not at all) or may instead be subject to some other treatment, including cancellation of such Award for no consideration.

(iii)    Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that

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have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)    Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d)    Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e)    No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.    ADMINISTRATION.

(a)    Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

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(iii)    To settle all controversies regarding the Plan and Awards granted under it.

(iv)    To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v)    To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi)    To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii)    To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii)    To submit any amendment to the Plan for stockholder approval.

(ix)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi)    To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii)    To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

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(b)    Delegation to Committee.

(i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)    Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(c)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(d)    Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8.    TAX WITHHOLDING

(a)    Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b)    Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance

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withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

(c)    No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with their own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d)    Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9.    MISCELLANEOUS.

(a)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

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(d)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of their services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g)    Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h)    Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the

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Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j)    Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k)    Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l)    Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m)    Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n)    Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o)    Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

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10.    COVENANTS OF THE COMPANY.

The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11.    ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.

(a)    Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b)    Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i)    If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii)    If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii)    If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

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(c)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i)    Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii)    Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1)    In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2)    If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3)    The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

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(d)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e)    If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i)    Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii)    The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii)    To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv)    The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the

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delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12.    SEVERABILITY.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13.    TERMINATION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.    DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a)    “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b)    “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d)    “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e)    “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).

(f)    “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

(g)    “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

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(h)    “Capital Stock” means each and every class of stock of the Company, regardless of the number of votes per share.

(i)     “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(j)    “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(k)    “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:

(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

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(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(l)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(m)    “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(n)    “Common Stock” means the Class A common stock of the Company.

(o)    “Company” means NerdWallet, Inc., a Delaware corporation.

(p)    “Compensation Committee” means the Compensation Committee of the Board.

(q)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(r)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the

A-20	PROXY STATEMENT 2022

Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(s)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii)    a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(t)    “Director” means a member of the Board.

(u)    “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(v)    “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to

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result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(w)    “Effective Date” means immediately prior to the IPO Date, provided this Plan is approved by the Company’s stockholders prior to the IPO Date.

(x)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(y)    “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(z)    “Entity” means a corporation, partnership, limited liability company or other entity.

(aa)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(bb)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(cc)    “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)    If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)    In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(dd)    “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

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(ee)    “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ff)    “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(gg)    “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(hh)    “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(ii)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(jj)    “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Agreement.

(kk)    “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(ll)    “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(mm)    “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

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(nn)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(oo)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(pp)    “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(qq)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(rr)    “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).

(ss)    “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(tt)    “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(uu)    “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(vv)    “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(ww)    “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered

A-24	PROXY STATEMENT 2022

programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(xx)    “Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting for the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(yy)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(zz)    “Plan” means this NerdWallet, Inc. 2021 Equity Incentive Plan, as amended from time to time.

(aaa)    “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(bbb)    “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

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(ccc)    “Prior Plan” means the NerdWallet, Inc. 2012 Equity Incentive Plan.

(ddd)    “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.

(eee)    “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(fff)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ggg)    “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.

(hhh)    “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(iii)    “RSU Award Agreement” means a written agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(jjj)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(kkk)    “Rule 405” means Rule 405 promulgated under the Securities Act.

(lll)    “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(mmm)    “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(nnn)    “Securities Act” means the Securities Act of 1933, as amended.

(ooo)    “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(ppp)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

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(qqq)    “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(rrr)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(sss)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ttt)    “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(uuu)    “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(vvv)    “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

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YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/NRDS • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
PHONE Call 1-855-667-0876 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
You must register to attend the meeting online and/or participate at www.proxydocs.com/NRDS

NerdWallet, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of March 31, 2022

TIME:	Wednesday, May 25, 2022 10:00 AM, Pacific Time
PLACE:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/NRDS	for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Ekumene Lysonge and Lauren StClair (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NerdWallet, Inc. which the undersigned is entitled to vote at said meeting and any postponement, continuation or adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any postponement, continuation or adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and any postponement, continuation, or adjournment thereof and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any continuation, adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

NerdWallet, Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

          FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

1.	To elect five members to our Board of Directors, each to serve until the 2023 annual meeting of stockholders and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.
		FOR		WITHHOLD
	1.01 Tim Chen	☐		☐	FOR

	1.02 Jennifer E. Ceran	☐		☐	FOR

	1.03 Lynne M. Laube	☐		☐	FOR

	1.04 Thomas Loverro	☐		☐	FOR

	1.05 Kenneth T. McBride	☐		☐	FOR

		FOR	AGAINST	ABSTAIN
2.	To approve an amendment to the NerdWallet, Inc. 2021 Equity Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 8,000,000.	☐	☐	☐	FOR

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022.	☐	☐	☐	FOR

NOTE: In their discretion, the Named Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/NRDS

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations, LLCs or other entities should provide the full name of the entity and title of the authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date